GSM

a Robert D. Grace Company

Gryphon Production Company, LLC.
Working Interest

Evaluation of Oil and Gas Reserves
as of December 31, 2009.

Gray County, Texas

Report Prepared: March 3, 2010

GSM

a Robert D. Grace Company

GSM, Inc.

A Professional Team of Registered Consulting Petroleum Engineers

Mailing Address: P. O. Box 50790
Amarillo, TX 79159-0790
Website: www.gsm-inc.com

Telephone: (806) 358-6894
Fax: (806) 358-6800
Email: gsmrdg@gsm-inc.com

March 3, 2010

Mr. Maxwell Grant, Chairman
Gryphon Production Company, LLC.
P.O. Box 742
Pampa, Texas 79066-0742

Re: Economic Evaluation of the Gryphon Production Company, LLC. working interest in proved developed oil and gas reserves in eight oil and gas leases located in Gray County, Texas.

Dear Mr. Grant:

An engineering evaluation of the Gryphon Production Company, LLC. working interest in eight oil and gas leases with seventy producing wells, has been performed to determine the remaining recoverable reserves and future net revenues. This oil and gas reserve evaluation is in conformance with the current U.S. Security and Exchange Commission (SEC) rules, regulations, and definitions. The net reserves and net revenues shown in this study are based on arithmetic average product prices for the previous twelve (12) months prior to the December 31, 2009 evaluation date provided by Gryphon Production Company, LLC. These product prices were held flat over the remaining producing life of the properties. Operating expenses averaged over the last twelve months prior to December 31, 2009, also provided by the operator, were held constant over the life of the leases. All reserves and cash flows presented in this report are referenced as of December 31, 2009. A summary of the reserves, taxes, operating costs, capital costs and BFIT cash flows to the Gryphon Production Company, LLC. working interest in the eight oil and gas leases are as follows:

	Gryphon Production Company, LLC. Working Interest *
Net Reserves to Evaluated Interests:	
Oil, BBL	147,761
Gas, MCF	244,725
Condensate, BBL	0
Future Net Revenue Before Operating Costs, Capital Costs, Severance, and Ad Valorem Taxes, $	10,093,399
Operating Costs, $	5,141,946

Severance and Ad Valorem Taxes, $	915,463
Capital Costs, $	0
Future Net Revenue:	
Undiscounted, $	4,035,990
Discounted Per Annum at 10 Percent, $	2,053,848

* Subject to round off correction.

If I can be of further assistance to you in any way, please do not hesitate to call me.

Respectfully,

STATE OF TEXAS
KEITH SELINGER
29700
LICENSED
PROFESSIONAL ENGINEER
3/18/2010

Keith Selinger
Vice President
Licensed Professional Engineer

[illegible], Inc.
Texas Board of Professional Engineers
Registration No. F-001201

KAS/jb

TABLE OF CONTENTS

Page

Engineering Report ---------- 1

Map

Area Map – Texas ---------- 3

Economic Evaluation

One Line Summary ---------- 4
Summary ---------- 5

APPENDICES

Economic Evaluation

Summary ---------- 6
One Line Summary ---------- 7

Individual Economic Evaluations

East Pampa Unit (002953) ---------- 8
Fee Land -227- (00391) ---------- 9
Fee Land -227- No. 5 (025318) ---------- 10
Fee Land -227- No. 14 (025319) ---------- 11
J.A. Hood (00336) ---------- 12
Hood (00677) ---------- 13
H.H. Merten (00332) ---------- 14
Worley – Combs (00315) ---------- 15

Individual Well Data

East Pampa Unit (002953) ---------- 16
Fee Land -227- (00391) ---------- 24
Fee Land -227- No. 5 (025318) ---------- 31
Fee Land -227- No. 14 (025319) ---------- 36
J.A. Hood (00336) ---------- 42
Hood (00677) ---------- 47
H.H. Merten (00332) ---------- 52
Worley – Combs (00315) ---------- 58

Definitions and Abbreviations ---------- 63

GENERAL

A reserve and present worth evaluation of the Gryphon Production Company, LLC. working interest in eight oil and gas leases consisting of seventy producing wells located in Gray, County, Texas, has been completed per your request. This study evaluates proved developed producing reserves but does not consider behind pipe or undeveloped reserves. Future reserves and cash flows presented in this report are referenced as of December 31, 2009 and conform to the current U.S. Security and Exchange Commission (SEC) rules, regulations, and definitions. Attachment No. 1 is a map of Texas showing the location of Gray, County within the Texas Panhandle.

The working and net revenue interests evaluated in this report were provided by Gryphon Production Company, LLC. To evaluate these interest, the owners working interest, net revenue interest, monthly operating cost and product prices also provided by the operator, were utilized to determine when each property becomes uneconomical to operate. Net reserves and cash flows were then calculated for the evaluated working interests in each producing property. Production data and producing well count, were taken directly from Drilling Information, IHS Energy reports, or from data obtained from Gryphon Production Company, LLC.

For the wells evaluated in this study, the last twelve month historical average of the operating expenses and product prices were used. The U.S. Security and Exchange Commission (SEC) rules, regulations, and definitions were used as a guide to determine the initial product prices and monthly operating expenses. These values were held constant over the life of the properties, as required by SEC regulations. Texas severance taxes of 7.5 percent for gas and 4.6 percent for oil and condensate plus an ad valorem tax of 4.0 percent were utilized in the evaluation of these properties.

An IBM personal computer, Eureka Evaluation Program, and individual producing rate versus time curves were utilized to evaluate reserves and cash flows. The Eureka Program uses the initial producing rate, anticipated production decline, monthly operating expenses, severance taxes, ad valorem taxes, ownership interest, and product price to schedule production and revenue for a period of 60 years or until the projected revenue equals the projected monthly operating expense.

The BFIT economic evaluations for the evaluated properties are included in the Appendices of this report. Well name, operator, evaluated interest, and location are shown at the top of the economic evaluation sheets. Producing rate versus time plots, gas, oil, and condensate production data, along with Texas Comptroller product prices can also be found in the Report Appendices.

In my opinion, this study was prepared in accordance with good engineering practice and presents an estimate as of December 31, 2009, of the value of the proved developed producing reserves attributable to the Gryphon Production Company, LLC. working interests utilizing SEC rules, regulations and definitions. This engineering report does not consider any salvage value for the leases and well equipment nor the cost of abandoning the property. The reserves and cash flows presented in this report are estimates only and should not be construed as being exact quantities. The present remaining reserves ultimately recovered may be more or less than these estimates and the revenues and costs can likewise be expected to vary from those used in the study. Future operations that are not anticipated at this time could also affect the remaining recoverable reserves, costs, and values. Property identification, working interests, net revenue interest, taxes, product prices, and operating expenses used in this study were used as supplied to GSM, Inc. or based on GSM, Inc. experience with producing properties, and were not verified by inspection of internal records and files, nor was a

physical inspection made of the producing properties. The reserves and cash flows estimated in this report are based on the assumption that the properties are not negatively affected by the existence of hazardous substances or detrimental environmental conditions. GSM, Inc. as experts in the identification of hazardous substances or detrimental environmental conditions has not been asked to visit the various leases or to render an opinion as to the properties' environmental condition. It is possible that tests and inspections conducted by a qualified hazardous substance or an environmental expert could reveal the existence of hazardous material and/or environmental conditions on or around the properties that would negatively affect the properties' value. The present value presented in this report does not necessarily represent the fair market value (FMV) of the evaluated interest. GSM, Inc. reserves the right to alter the calculation of reserves and cash flows, presented in this report if corrections to these data are subsequently required. All numbers shown on the attachments are subject to round off correction. This report may not be reproduced in part or in total, nor may it be used in a private placement memorandum or sale prospectus without the expressed written permission of GSM, Inc.

EVALUATION METHOD

Individual monthly production data for the eight oil and gas leases were plotted through December 31, 2009, and projected into the future. Remaining recoverable reserves were determined from the established trends seen on the producing rate versus time plots. All of the evaluated wells appear to be producing at capacity or were determined to be at capacity as of December 31, 2009. The projected starting rates, as of December 31, 2009, and the anticipated declines are shown on the individual producing rate versus time curves included in the Appendices of this report.

CONCLUSIONS

A one-line summary of reserves and cash flows and a schedule of future production with generated revenues to the Gryphon Production Company, LLC. working interest under the pricing conditions set out above are shown on Attachments Nos. 2 and 3, respectively.

The net cumulative BFIT cash flow discounted at ten percent for the proved developed producing reserves is $2,053,848. The corresponding undiscounted BFIT cash flow is $4,035,990. These cash flows will be generated by net remaining recoverable reserves of 244,725 MCF of gas, 147,761 STB of oil, and 0 STB of condensate.


10
8A
9
7B
5
6
8
7C
3
1
2
4

TEXAS AREA MAP

GRAY COUNTY, TEXAS

SUMMARY

G.S.M., INC.
RESERVOIR ENGINEERING
RESERVES AND ECONOMICS

Monday Mar 1, 2010
09:20:48 AM

AS of Date: JAN2010

LIFE	GROSS WELLCOUNT ---WELLS---	GROSS OIL PRODUCTION ---MBBLS---	GROSS COND PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ---MMSCF---	NET OIL PRODUCTION ---MBBLS---	NET COND PRODUCTION ---MBBLS---	NET GAS PRODUCTION ---MMSCF---	NET TOTAL LOE+TAX ----M$-----	NET BFIT CASHFLOW ----M$-----	BFIT CF DISC 10.00% ----M$-----
EAST PAMPA UNIT (002953)										
0 Yr	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
FEE LAND -227- (00391)										
26.1Yr	32.000	117.165	0.000	0.000	102.519	0.000	0.000	3391.151	2477.043	1341.285
FEE -227 #5 (025318)										
28.6Yr	1.000	0.000	0.000	86.358	0.000	0.000	75.563	405.473	137.767	68.893
FEE -227 #14 (025319)										
39.3Yr	1.000	0.000	0.000	136.122	0.000	0.000	119.106	570.472	285.808	120.453
J.A. HOOD (00336)										
60Yr	2.000	17.395	0.000	0.000	14.677	0.000	0.000	454.570	385.551	115.861
HOOD (00677)										
41.5Yr	2.000	12.592	0.000	0.000	10.624	0.000	0.000	375.999	232.133	95.546
H.H. MERTEN (00332)										
20.3Yr	8.000	22.790	0.000	57.207	19.941	0.000	50.056	859.743	517.687	311.810
WORLEY COMBS (00315)										
0 Yr	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
SUMMARY										
60Yr	21.138	169.941	0.000	279.686	147.761	0.000	244.725	6057.409	4035.990	2053.848

ATTACHMENT NO. 2

SUMMARY

G.S.M., INC.
RESERVOIR ENGINEERING
RESERVES AND ECONOMICS

Monday Mar 1, 2010
08:22:21 AM

AS of Date: JAN2010

SUMMARY
GRYPHON PRODUCTION
AS OF JAN 1, 2010
PROVED DEVELOPED PRODUCING
BFIT EVALUATION

SUMMARY
GRYPHON PRODUCTION COMPANY LLC
CONSTANT PRICE CASE
BFIT EVALUATION

NPV 5.000%	2730.121	BFIT
NPV 12.00%	1868.670	BFIT
NPV 15.00%	1647.106	BFIT
NPV 20.00%	1378.586	BFIT
NPV 25.00%	1189.320	BFIT
IRR	>100%	BFIT
PAYOUT	JAN2010	BFIT
PI	N/A	BFIT

	PRICES			GROSS RESERVES				
	BEGINING	ENDING	AVERAGE	CUMULATIVE	REMAINING	ULTIMATE	%REMANING	
OIL	57.24	57.24	57.24	0.000	169.941	169.941	100.000	OIL
GAS	6.39	0.00	6.68	0.000	279.686	279.686	100.000	GAS
COND	0.00	0.00	0.00	0.000	0.000	0.000	0.000	COND
PRDT	0.00	0.00	0.00	0.000	0.000	0.000	0.000	PRDT

YEAR	GROSS WELLCOUNT (WELLS)	GROSS OIL PRODUCTION (MBBLS)	GROSS COND PRODUCTION (MBBLS)	GROSS GAS PRODUCTION (MMSCF)	NET OIL PRODUCTION (MBBLS)	NET COND PRODUCTION (MBBLS)	NET GAS PRODUCTION (MMSCF)	AVERAGE OIL PRICE ($/BBL)	AVERAGE COND PRICE ($/BBL)	AVERAGE GAS PRICE ($/MSCF)
2010(12Mo)	46.000	10.011	0.000	13.519	8.730	0.000	11.829	57.240	0.000	6.398
2011	46.000	9.597	0.000	13.110	8.369	0.000	11.471	57.240	0.000	6.412
2012	46.000	9.201	0.000	12.715	8.023	0.000	11.126	57.240	0.000	6.426
2013	46.000	8.821	0.000	12.334	7.691	0.000	10.793	57.240	0.000	6.440
2014	46.000	8.458	0.000	11.967	7.374	0.000	10.471	57.240	0.000	6.453
2015	46.000	8.110	0.000	11.611	7.070	0.000	10.160	57.240	0.000	6.467
2016	46.000	7.777	0.000	11.268	6.779	0.000	9.860	57.240	0.000	6.480
2017	46.000	7.458	0.000	10.937	6.500	0.000	9.570	57.240	0.000	6.493
2018	46.000	7.152	0.000	10.617	6.234	0.000	9.290	57.240	0.000	6.506
2019	46.000	6.860	0.000	10.308	5.978	0.000	9.019	57.240	0.000	6.519
2020	46.000	6.580	0.000	10.009	5.733	0.000	8.758	57.240	0.000	6.532
2021	46.000	6.311	0.000	9.720	5.499	0.000	8.505	57.240	0.000	6.544
2022	46.000	6.054	0.000	9.440	5.275	0.000	8.260	57.240	0.000	6.557
2023	46.000	5.808	0.000	9.170	5.060	0.000	8.024	57.240	0.000	6.569
2024	46.000	5.572	0.000	8.909	4.854	0.000	7.795	57.240	0.000	6.581
SUBTOTAL	46.000	113.772	0.000	165.633	99.168	0.000	144.929	57.240	0.000	6.485
REMAINING	12.850	56.170	0.000	114.053	48.593	0.000	99.796	57.240	0.000	6.971
TOT 60Yr	21.138	169.941	0.000	279.686	147.761	0.000	244.725	57.240	0.000	6.683

YEAR	NET TOTAL REVENUE (M$)	NET TOTAL LOE (M$)	NET TOTAL PROD TAX (M$)	NET TOTAL LOE+TAX (M$)	NET LEASE REVENUE (M$)	NET TOTAL INVESTMENTS (M$)	NET BFIT CASHFLOW (M$)	CUM BFIT CASHFLOW (M$)	BFIT CF DISC 10.00% (M$)	CUM BFIT CF DISC 10.00% (M$)
2010(12Mo)	575.406	184.956	51.680	236.636	338.770	0.000	338.770	338.770	322.004	322.004
2011	552.583	184.956	49.655	234.611	317.972	0.000	317.972	656.742	274.763	596.767
2012	530.711	184.956	47.715	232.671	298.041	0.000	298.041	954.783	234.130	830.897
2013	509.746	184.956	45.854	230.810	278.936	0.000	278.936	1233.719	199.204	1030.101
2014	489.652	184.956	44.070	229.026	260.626	0.000	260.626	1494.345	169.209	1199.310
2015	470.390	184.956	42.359	227.315	243.075	0.000	243.075	1737.419	143.470	1342.780
2016	451.925	184.956	40.718	225.674	226.251	0.000	226.251	1963.670	121.402	1464.182
2017	434.224	184.956	39.145	224.101	210.123	0.000	210.123	2173.793	102.500	1566.682
2018	417.254	184.956	37.637	222.593	194.661	0.000	194.661	2368.455	86.327	1653.009
2019	400.983	184.956	36.190	221.146	179.837	0.000	179.837	2548.292	72.504	1725.514
2020	385.382	184.956	34.802	219.758	165.625	0.000	165.625	2713.917	60.706	1786.219
2021	370.423	184.956	33.470	218.426	151.997	0.000	151.997	2865.913	50.647	1836.867
2022	356.079	184.956	32.193	217.149	138.929	0.000	138.929	3004.843	42.086	1878.953
2023	342.321	184.956	30.968	215.924	126.397	0.000	126.397	3131.240	34.810	1913.763
2024	329.129	184.956	29.793	214.749	114.380	0.000	114.380	3245.620	28.638	1942.401
SUBTOTAL	6616.208	2774.340	596.248	3370.588	3245.619	0.000	3245.619	3245.619	1942.401	1942.401
REMAINING	3477.191	2367.606	319.214	2686.820	790.371	0.000	790.371	4035.990	111.447	2053.848
TOT 60Yr	10093.399	5141.946	915.463	6057.409	4035.990	0.000	4035.990	4035.990	2053.848	2053.848

Appendices

SUMMARY

G.S.M., INC.
RESERVOIR ENGINEERING
RESERVES AND ECONOMICS

Monday Mar 1, 2010
08:22:21 AM

AS of Date: JAN2010

SUMMARY
GRYPHON PRODUCTION
AS OF JAN 1, 2010
PROVED DEVELOPED PRODUCING
BFIT EVALUATION

SUMMARY
GRYPHON PRODUCTION COMPANY LLC
CONSTANT PRICE CASE
BFIT EVALUATION

NPV 5.000%	2730.121	BFIT
NPV 12.00%	1868.670	BFIT
NPV 15.00%	1647.106	BFIT
NPV 20.00%	1378.586	BFIT
NPV 25.00%	1189.320	BFIT
IRR	>100%	BFIT
PAYOUT	JAN2010	BFIT
PI	N/A	BFIT

	PRICES			GROSS RESERVES				
	BEGINING	ENDING	AVERAGE	CUMULATIVE	REMAINING	ULTIMATE	%REMANING	
OIL	57.24	57.24	57.24	0.000	169.941	169.941	100.000	OIL
GAS	6.39	0.00	6.68	0.000	279.686	279.686	100.000	GAS
COND	0.00	0.00	0.00	0.000	0.000	0.000	0.000	COND
PRDT	0.00	0.00	0.00	0.000	0.000	0.000	0.000	PRDT

YEAR	GROSS WELLCOUNT ---WELLS---	GROSS OIL PRODUCTION ---MBBLS---	GROSS COND PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ---MMSCF---	NET OIL PRODUCTION ---MBBLS---	NET COND PRODUCTION ---MBBLS---	NET GAS PRODUCTION ---MMSCF---	AVERAGE OIL PRICE ---$/BBL---	AVERAGE COND PRICE ---$/BBL---	AVERAGE GAS PRICE ---$/MSCF---
2010(12Mo)	46.000	10.011	0.000	13.519	8.730	0.000	11.829	57.240	0.000	6.398
2011	46.000	9.597	0.000	13.110	8.369	0.000	11.471	57.240	0.000	6.412
2012	46.000	9.201	0.000	12.715	8.023	0.000	11.126	57.240	0.000	6.426
2013	46.000	8.821	0.000	12.334	7.691	0.000	10.793	57.240	0.000	6.440
2014	46.000	8.458	0.000	11.967	7.374	0.000	10.471	57.240	0.000	6.453
2015	46.000	8.110	0.000	11.611	7.070	0.000	10.160	57.240	0.000	6.467
2016	46.000	7.777	0.000	11.268	6.779	0.000	9.860	57.240	0.000	6.480
2017	46.000	7.458	0.000	10.937	6.500	0.000	9.570	57.240	0.000	6.493
2018	46.000	7.152	0.000	10.617	6.234	0.000	9.290	57.240	0.000	6.506
2019	46.000	6.860	0.000	10.308	5.978	0.000	9.019	57.240	0.000	6.519
2020	46.000	6.580	0.000	10.009	5.733	0.000	8.758	57.240	0.000	6.532
2021	46.000	6.311	0.000	9.720	5.499	0.000	8.505	57.240	0.000	6.544
2022	46.000	6.054	0.000	9.440	5.275	0.000	8.260	57.240	0.000	6.557
2023	46.000	5.808	0.000	9.170	5.060	0.000	8.024	57.240	0.000	6.569
2024	46.000	5.572	0.000	8.909	4.854	0.000	7.795	57.240	0.000	6.581
SUBTOTAL	46.000	113.772	0.000	165.633	99.168	0.000	144.929	57.240	0.000	6.485
REMAINING	12.850	56.170	0.000	114.053	48.593	0.000	99.796	57.240	0.000	6.971
TOT 60Yr	21.138	169.941	0.000	279.686	147.761	0.000	244.725	57.240	0.000	6.683

YEAR	NET TOTAL REVENUE ---M$---	NET TOTAL LOE ---M$---	NET TOTAL PROD TAX ---M$---	NET TOTAL LOE+TAX ---M$---	NET LEASE REVENUE ---M$---	NET TOTAL INVESTMENTS ---M$---	NET BFIT CASHFLOW ---M$---	CUM BFIT CASHFLOW ---M$---	BFIT CF DISC 10.00% ---M$---	CUM BFIT CF DISC 10.00% ---M$---
2010(12Mo)	575.406	184.956	51.680	236.636	338.770	0.000	338.770	338.770	322.004	322.004
2011	552.583	184.956	49.655	234.611	317.972	0.000	317.972	656.742	274.763	596.767
2012	530.711	184.956	47.715	232.671	298.041	0.000	298.041	954.783	234.130	830.897
2013	509.746	184.956	45.854	230.810	278.936	0.000	278.936	1233.719	199.204	1030.101
2014	489.652	184.956	44.070	229.026	260.626	0.000	260.626	1494.345	169.209	1199.310
2015	470.390	184.956	42.359	227.315	243.075	0.000	243.075	1737.419	143.470	1342.780
2016	451.925	184.956	40.718	225.674	226.251	0.000	226.251	1963.670	121.402	1464.182
2017	434.224	184.956	39.145	224.101	210.123	0.000	210.123	2173.793	102.500	1566.682
2018	417.254	184.956	37.637	222.593	194.661	0.000	194.661	2368.455	86.327	1653.009
2019	400.983	184.956	36.190	221.146	179.837	0.000	179.837	2548.292	72.504	1725.514
2020	385.382	184.956	34.802	219.758	165.625	0.000	165.625	2713.917	60.706	1786.219
2021	370.423	184.956	33.470	218.426	151.997	0.000	151.997	2865.913	50.647	1836.867
2022	356.079	184.956	32.193	217.149	138.929	0.000	138.929	3004.843	42.086	1878.953
2023	342.321	184.956	30.968	215.924	126.397	0.000	126.397	3131.240	34.810	1913.763
2024	329.129	184.956	29.793	214.749	114.380	0.000	114.380	3245.620	28.638	1942.401
SUBTOTAL	6616.208	2774.340	596.248	3370.588	3245.619	0.000	3245.619	3245.619	1942.401	1942.401
REMAINING	3477.191	2367.606	319.214	2686.820	790.371	0.000	790.371	4035.990	111.447	2053.848
TOT 60Yr	10093.399	5141.946	915.463	6057.409	4035.990	0.000	4035.990	4035.990	2053.848	2053.848

SUMMARY

G.S.M., INC.
RESERVOIR ENGINEERING
RESERVES AND ECONOMICS

Monday Mar 1, 2010
09:20:48 AM

AS of Date: JAN2010

LIFE	GROSS WELLCOUNT ---WELLS---	GROSS OIL PRODUCTION ---MBBLS---	GROSS COND PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ---MMSCF---	NET OIL PRODUCTION ---MBBLS---	NET COND PRODUCTION ---MBBLS---	NET GAS PRODUCTION ---MMSCF---	NET TOTAL LOE+TAX ----M$----	NET BFIT CASHFLOW ----M$----	BFIT CF DISC 10.00% ----M$----
EAST PAMPA UNIT (002953)										
0 Yr	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
FEE LAND -227- (00391)										
26.1Yr	32.000	117.165	0.000	0.000	102.519	0.000	0.000	3391.151	2477.043	1341.285
FEE -227 #5 (025318)										
28.6Yr	1.000	0.000	0.000	86.358	0.000	0.000	75.563	405.473	137.767	68.893
FEE -227 #14 (025319)										
39.3Yr	1.000	0.000	0.000	136.122	0.000	0.000	119.106	570.472	285.808	120.453
J.A. HOOD (00336)										
60Yr	2.000	17.395	0.000	0.000	14.677	0.000	0.000	454.570	385.551	115.861
HOOD (00677)										
41.5Yr	2.000	12.592	0.000	0.000	10.624	0.000	0.000	375.999	232.133	95.546
H.H. MERTEN (00332)										
20.3Yr	8.000	22.790	0.000	57.207	19.941	0.000	50.056	859.743	517.687	311.810
WORLEY COMBS (00315)										
0 Yr	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
SUMMARY										
60Yr	21.138	169.941	0.000	279.686	147.761	0.000	244.725	6057.409	4035.990	2053.848

C:\Program Files\Eureka95\gryphon\EAST PAMPA UNIT.eur

G.S.M., INC.
RESERVOIR ENGINEERING
RESERVES AND ECONOMICS

Monday Mar 1, 2010
08:22:16 AM

AS of Date: JAN2010

NAME: EAST PAMPA UNIT (002953)
FIELD: PANHANDLE GRAY COUNTY
LOCATION: GRAY COUNTY, TEXAS
FORMATION: PERMIAN
OPERATOR: GRYPHON PRODUCTION COMPANY, LL

GRYPHON PRODUCTION COMPANY, LLC.
PROVED DEVELOPED PRODUCING
WORKING INTEREST
CONSTANT PRICE CASE
BFIT ECONOMIC EVALUATION

NPV 5.000%	0.000	BFIT
NPV 12.00%	0.000	BFIT
NPV 15.00%	0.000	BFIT
NPV 20.00%	0.000	BFIT
NPV 25.00%	0.000	BFIT
IRR	0.00%	BFIT
PAYOUT	NEVER	BFIT
PI	N/A	BFIT

INTERESTS AND EFFECTIVE DATE					
COST	OIL	GAS	COND	PRODT	DATE
1.00000	0.87500	0.87500	0.87500	0.87500	JAN2010

	PRICES			GROSS RESERVES				
	BEGINING	ENDING	AVERAGE	CUMULATIVE	REMAINING	ULTIMATE	%REMANING	
OIL	0.00	0.00	0.00	0.000	0.000	0.000	0.000	OIL
GAS	0.00	0.00	0.00	0.000	0.000	0.000	0.000	GAS
COND	0.00	0.00	0.00	0.000	0.000	0.000	0.000	COND
PRDT	0.00	0.00	0.00	0.000	0.000	0.000	0.000	PRDT

YEAR	GROSS WELLCOUNT ---WELLS---	GROSS OIL PRODUCTION ---MBBLS---	GROSS COND PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ---MMSCF---	NET OIL PRODUCTION ---MBBLS---	NET COND PRODUCTION ---MBBLS---	NET GAS PRODUCTION ---MMSCF---	AVERAGE OIL PRICE ---$/BBL---	AVERAGE COND PRICE ---$/BBL---	AVERAGE GAS PRICE --$/MSCF---
2010(0Mo)	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2011	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2012	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2013	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2014	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2015	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2016	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2017	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2018	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2019	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2020	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2021	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2022	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2023	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2024	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
SUBTOTAL	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
REMAINING	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOT 0 Yr	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

YEAR	NET TOTAL REVENUE ---M$---	NET TOTAL LOE ---M$---	NET TOTAL PROD TAX ---M$---	NET TOTAL LOE+TAX ---M$---	NET LEASE REVENUE ---M$---	NET TOTAL INVESTMENTS ---M$---	NET BFIT CASHFLOW ---M$---	CUM BFIT CASHFLOW ---M$---	BFIT CF DISC 10.00% ---M$---	CUM BFIT CF DISC 10.00% ---M$---
2010(0Mo)	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2011	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2012	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2013	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2014	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2015	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2016	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2017	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2018	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2019	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2020	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2021	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2022	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2023	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2024	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
SUBTOTAL	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
REMAINING	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOT 0 Yr	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

C:\Program Files\Eureka95\gryphon\FEE 227.eur

G.S.M., INC.
RESERVOIR ENGINEERING
RESERVES AND ECONOMICS

Monday Mar 1, 2010
08:22:17 AM

AS of Date: JAN2010

NAME: FEE LAND -227- (00391)
FIELD: PANHANDLE GRAY COUNTY
LOCATION: GRAY COUNTY, TEXAS
FORMATION: PERMIAN
OPERATOR: GRYPHON PRODUCTION COMPANY, LL

GRYPHON PRODUCTION COMPANY, LLC.
PROVED DEVELOPED PRODUCING
WORKING INTEREST
CONSTANT PRICE CASE
BFIT ECONOMIC EVALUATION

NPV 5.000%	1754.131	BFIT
NPV 12.00%	1224.574	BFIT
NPV 15.00%	1083.245	BFIT
NPV 20.00%	909.899	BFIT
NPV 25.00%	786.620	BFIT
IRR	>100%	BFIT
PAYOUT	JAN2010	BFIT
PI	N/A	BFIT

INTERESTS AND EFFECTIVE DATE

COST	OIL	GAS	COND	PRODT	DATE
1.00000	0.87500	0.87500	0.87500	0.87500	JAN2010

PRICES / GROSS RESERVES

	BEGINING	ENDING	AVERAGE	CUMULATIVE	REMAINING	ULTIMATE	%REMANING	
OIL	57.24	57.24	57.24	0.000	117.165	117.165	100.000	OIL
GAS	0.00	0.00	0.00	0.000	0.000	0.000	0.000	GAS
COND	0.00	0.00	0.00	0.000	0.000	0.000	0.000	COND
PRDT	0.00	0.00	0.00	0.000	0.000	0.000	0.000	PRDT

YEAR	GROSS WELLCOUNT ---WELLS---	GROSS OIL PRODUCTION ---MBBLS---	GROSS COND PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ---MMSCF---	NET OIL PRODUCTION ---MBBLS---	NET COND PRODUCTION ---MBBLS---	NET GAS PRODUCTION ---MMSCF---	AVERAGE OIL PRICE ---$/BBL---	AVERAGE COND PRICE ---$/BBL---	AVERAGE GAS PRICE ---$/MSCF---
2010(12Mo)	32.000	7.351	0.000	0.000	6.432	0.000	0.000	57.240	0.000	0.000
2011	32.000	7.038	0.000	0.000	6.158	0.000	0.000	57.240	0.000	0.000
2012	32.000	6.738	0.000	0.000	5.896	0.000	0.000	57.240	0.000	0.000
2013	32.000	6.452	0.000	0.000	5.645	0.000	0.000	57.240	0.000	0.000
2014	32.000	6.177	0.000	0.000	5.405	0.000	0.000	57.240	0.000	0.000
2015	32.000	5.914	0.000	0.000	5.175	0.000	0.000	57.240	0.000	0.000
2016	32.000	5.662	0.000	0.000	4.955	0.000	0.000	57.240	0.000	0.000
2017	32.000	5.421	0.000	0.000	4.744	0.000	0.000	57.240	0.000	0.000
2018	32.000	5.191	0.000	0.000	4.542	0.000	0.000	57.240	0.000	0.000
2019	32.000	4.970	0.000	0.000	4.348	0.000	0.000	57.240	0.000	0.000
2020	32.000	4.758	0.000	0.000	4.163	0.000	0.000	57.240	0.000	0.000
2021	32.000	4.556	0.000	0.000	3.986	0.000	0.000	57.240	0.000	0.000
2022	32.000	4.362	0.000	0.000	3.816	0.000	0.000	57.240	0.000	0.000
2023	32.000	4.176	0.000	0.000	3.654	0.000	0.000	57.240	0.000	0.000
2024	32.000	3.998	0.000	0.000	3.498	0.000	0.000	57.240	0.000	0.000
SUBTOTAL	32.000	82.764	0.000	0.000	72.418	0.000	0.000	57.240	0.000	0.000
REMAINING	32.000	34.401	0.000	0.000	30.101	0.000	0.000	57.240	0.000	0.000
TOT 26.1Yr	32.000	117.165	0.000	0.000	102.519	0.000	0.000	57.240	0.000	0.000

YEAR	NET TOTAL REVENUE ---M$---	NET TOTAL LOE ---M$---	NET TOTAL PROD TAX ---M$---	NET TOTAL LOE+TAX ---M$---	NET LEASE REVENUE ---M$---	NET TOTAL INVESTMENTS ---M$---	NET BFIT CASHFLOW ---M$---	CUM BFIT CASHFLOW ---M$---	BFIT CF DISC 10.00% ---M$---	CUM BFIT CF DISC 10.00% ---M$---
2010(12Mo)	368.173	110.664	31.663	142.327	225.846	0.000	225.846	225.846	214.673	214.673
2011	352.501	110.664	30.315	140.979	211.522	0.000	211.522	437.368	182.782	397.454
2012	337.498	110.664	29.025	139.689	197.809	0.000	197.809	635.177	155.394	552.848
2013	323.131	110.664	27.789	138.453	184.677	0.000	184.677	819.854	131.891	684.740
2014	309.377	110.664	26.606	137.270	172.106	0.000	172.106	991.961	111.741	796.481
2015	296.208	110.664	25.474	136.138	160.070	0.000	160.070	1152.031	94.480	890.961
2016	283.600	110.664	24.390	135.054	148.546	0.000	148.546	1300.577	79.709	970.670
2017	271.528	110.664	23.351	134.015	137.512	0.000	137.512	1438.089	67.082	1037.752
2018	259.970	110.664	22.357	133.021	126.949	0.000	126.949	1565.038	56.300	1094.052
2019	248.904	110.664	21.406	132.070	116.835	0.000	116.835	1681.873	47.105	1141.157
2020	238.310	110.664	20.495	131.159	107.151	0.000	107.151	1789.024	39.275	1180.432
2021	228.166	110.664	19.622	130.286	97.879	0.000	97.879	1886.903	32.616	1213.048
2022	218.454	110.664	18.787	129.451	89.003	0.000	89.003	1975.906	26.963	1240.010
2023	209.155	110.664	17.987	128.651	80.503	0.000	80.503	2056.409	22.172	1262.182
2024	200.252	110.664	17.222	127.886	72.367	0.000	72.367	2128.776	18.120	1280.302
SUBTOTAL	4145.225	1659.960	356.489	2016.449	2128.776	0.000	2128.776	2128.776	1280.303	1280.303
REMAINING	1722.970	1226.526	148.175	1374.701	348.268	0.000	348.268	2477.043	60.982	1341.285
TOT 26.1Yr	5868.194	2886.486	504.665	3391.151	2477.043	0.000	2477.043	2477.043	1341.285	1341.285

C:\Program Files\Eureka95\gryphon\FEE 227 5.eur

G.S.M., INC.
RESERVOIR ENGINEERING
RESERVES AND ECONOMICS

Monday Mar 1, 2010 08:22:18 AM

AS of Date: JAN2010

NAME: FEE -227 #5 (025318)
FIELD: PANHANDLE WEST
LOCATION: GRAY COUNTY, TEXAS
FORMATION: PERMIAN
OPERATOR: GRYPHON PRODUCTION COMPANY, LL

GRYPHON PRODUCTION COMPANY, LLC.
PROVED DEVELOPED PRODUCING
WORKING INTEREST
CONSTANT PRICE CASE
BFIT ECONOMIC EVALUATION

NPV 5.000%	92.962	BFIT
NPV 12.00%	62.319	BFIT
NPV 15.00%	54.504	BFIT
NPV 20.00%	45.143	BFIT
NPV 25.00%	38.639	BFIT
IRR	>100%	BFIT
PAYOUT	JAN2010	BFIT
PI	N/A	BFIT

INTERESTS AND EFFECTIVE DATE

COST	OIL	GAS	COND	PRODT	DATE
1.00000	0.87500	0.87500	0.87500	0.87500	JAN2010

	PRICES BEGINING	PRICES ENDING	PRICES AVERAGE	GROSS RESERVES CUMULATIVE	REMAINING	ULTIMATE	%REMANING	
OIL	0.00	0.00	0.00	0.000	0.000	0.000	0.000	OIL
GAS	7.19	7.19	7.19	0.000	86.358	86.358	100.000	GAS
COND	0.00	0.00	0.00	0.000	0.000	0.000	0.000	COND
PRDT	0.00	0.00	0.00	0.000	0.000	0.000	0.000	PRDT

YEAR	GROSS WELLCOUNT (WELLS)	GROSS OIL PRODUCTION (MBBLS)	GROSS COND PRODUCTION (MBBLS)	GROSS GAS PRODUCTION (MMSCF)	NET OIL PRODUCTION (MBBLS)	NET COND PRODUCTION (MBBLS)	NET GAS PRODUCTION (MMSCF)	AVERAGE OIL PRICE ($/BBL)	AVERAGE COND PRICE ($/BBL)	AVERAGE GAS PRICE ($/MSCF)
2010(12Mo)	1.000	0.000	0.000	4.046	0.000	0.000	3.541	0.000	0.000	7.189
2011	1.000	0.000	0.000	3.957	0.000	0.000	3.462	0.000	0.000	7.189
2012	1.000	0.000	0.000	3.869	0.000	0.000	3.385	0.000	0.000	7.189
2013	1.000	0.000	0.000	3.783	0.000	0.000	3.310	0.000	0.000	7.189
2014	1.000	0.000	0.000	3.699	0.000	0.000	3.237	0.000	0.000	7.189
2015	1.000	0.000	0.000	3.617	0.000	0.000	3.165	0.000	0.000	7.189
2016	1.000	0.000	0.000	3.537	0.000	0.000	3.095	0.000	0.000	7.189
2017	1.000	0.000	0.000	3.459	0.000	0.000	3.026	0.000	0.000	7.189
2018	1.000	0.000	0.000	3.382	0.000	0.000	2.959	0.000	0.000	7.189
2019	1.000	0.000	0.000	3.307	0.000	0.000	2.894	0.000	0.000	7.189
2020	1.000	0.000	0.000	3.234	0.000	0.000	2.830	0.000	0.000	7.189
2021	1.000	0.000	0.000	3.162	0.000	0.000	2.767	0.000	0.000	7.189
2022	1.000	0.000	0.000	3.092	0.000	0.000	2.705	0.000	0.000	7.189
2023	1.000	0.000	0.000	3.023	0.000	0.000	2.646	0.000	0.000	7.189
2024	1.000	0.000	0.000	2.956	0.000	0.000	2.587	0.000	0.000	7.189
SUBTOTAL	1.000	0.000	0.000	52.125	0.000	0.000	45.609	0.000	0.000	7.189
REMAINING	1.000	0.000	0.000	34.233	0.000	0.000	29.954	0.000	0.000	7.189
TOT 28.6Yr	1.000	0.000	0.000	86.358	0.000	0.000	75.563	0.000	0.000	7.189

YEAR	NET TOTAL REVENUE (M$)	NET TOTAL LOE (M$)	NET TOTAL PROD TAX (M$)	NET TOTAL LOE+TAX (M$)	NET LEASE REVENUE (M$)	NET TOTAL INVESTMENTS (M$)	NET BFIT CASHFLOW (M$)	CUM BFIT CASHFLOW (M$)	BFIT CF DISC 10.00% (M$)	CUM BFIT CF DISC 10.00% (M$)
2010(12Mo)	25.455	12.000	2.927	14.927	10.527	0.000	10.527	10.527	10.005	10.005
2011	24.890	12.000	2.862	14.862	10.028	0.000	10.028	20.555	8.664	18.669
2012	24.338	12.000	2.799	14.799	9.539	0.000	9.539	30.095	7.493	26.162
2013	23.799	12.000	2.737	14.737	9.062	0.000	9.062	39.157	6.471	32.633
2014	23.271	12.000	2.676	14.676	8.595	0.000	8.595	47.752	5.580	38.213
2015	22.755	12.000	2.617	14.617	8.138	0.000	8.138	55.890	4.803	43.016
2016	22.251	12.000	2.559	14.559	7.692	0.000	7.692	63.582	4.127	47.143
2017	21.758	12.000	2.502	14.502	7.255	0.000	7.255	70.837	3.539	50.681
2018	21.275	12.000	2.447	14.447	6.828	0.000	6.828	77.666	3.028	53.709
2019	20.803	12.000	2.392	14.392	6.411	0.000	6.411	84.077	2.584	56.294
2020	20.342	12.000	2.339	14.339	6.003	0.000	6.003	90.080	2.200	58.494
2021	19.891	12.000	2.288	14.288	5.604	0.000	5.604	95.684	1.867	60.361
2022	19.450	12.000	2.237	14.237	5.214	0.000	5.214	100.897	1.579	61.940
2023	19.019	12.000	2.187	14.187	4.832	0.000	4.832	105.729	1.331	63.270
2024	18.597	12.000	2.139	14.139	4.459	0.000	4.459	110.188	1.116	64.386
SUBTOTAL	327.896	180.000	37.708	217.708	110.188	0.000	110.188	110.188	64.386	64.386
REMAINING	215.343	163.000	24.764	187.764	27.579	0.000	27.579	137.767	4.506	68.893
TOT 28.6Yr	543.239	343.000	62.473	405.473	137.767	0.000	137.767	137.767	68.893	68.893

10

C:\Program Files\Eureka95\gryphon\FEE 227 14.eur

G.S.M., INC.
RESERVOIR ENGINEERING
RESERVES AND ECONOMICS

Monday Mar 1, 2010
08:22:18 AM

AS of Date: JAN2010

NAME: FEE -227 #14 (025319)
FIELD: PANHANDLE WEST
LOCATION: GRAY COUNTY, TEXAS
FORMATION: PERMIAN
OPERATOR: GRYPHON PRODUCTION COMPANY, LL

GRYPHON PRODUCTION COMPANY, LLC.
PROVED DEVELOPED PRODUCING
WORKING INTEREST
CONSTANT PRICE CASE
BFIT ECONOMIC EVALUATION

NPV 5.000%	172.213	BFIT
NPV 12.00%	107.391	BFIT
NPV 15.00%	92.421	BFIT
NPV 20.00%	75.225	BFIT
NPV 25.00%	63.698	BFIT
IRR	>100%	BFIT
PAYOUT	JAN2010	BFIT
PI	N/A	BFIT

INTERESTS AND EFFECTIVE DATE

COST	OIL	GAS	COND	PRODT	DATE
1.00000	0.87500	0.87500	0.87500	0.87500	JAN2010

	PRICES BEGINING	PRICES ENDING	PRICES AVERAGE	GROSS RESERVES CUMULATIVE	REMAINING	ULTIMATE	%REMAINING	
OIL	0.00	0.00	0.00	0.000	0.000	0.000	0.000	OIL
GAS	7.19	7.19	7.19	0.000	136.122	136.122	100.000	GAS
COND	0.00	0.00	0.00	0.000	0.000	0.000	0.000	COND
PRDT	0.00	0.00	0.00	0.000	0.000	0.000	0.000	PRDT

YEAR	GROSS WELLCOUNT ---WELLS---	GROSS OIL PRODUCTION ---MBBLS---	GROSS COND PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ---MMSCF---	NET OIL PRODUCTION ---MBBLS---	NET COND PRODUCTION ---MBBLS---	NET GAS PRODUCTION ---MMSCF---	AVERAGE OIL PRICE ---$/BBL---	AVERAGE COND PRICE ---$/BBL---	AVERAGE GAS PRICE ---$/MSCF---
2010(12Mo)	1.000	0.000	0.000	5.150	0.000	0.000	4.506	0.000	0.000	7.189
2011	1.000	0.000	0.000	5.036	0.000	0.000	4.406	0.000	0.000	7.189
2012	1.000	0.000	0.000	4.924	0.000	0.000	4.309	0.000	0.000	7.189
2013	1.000	0.000	0.000	4.815	0.000	0.000	4.213	0.000	0.000	7.189
2014	1.000	0.000	0.000	4.708	0.000	0.000	4.120	0.000	0.000	7.189
2015	1.000	0.000	0.000	4.604	0.000	0.000	4.028	0.000	0.000	7.189
2016	1.000	0.000	0.000	4.502	0.000	0.000	3.939	0.000	0.000	7.189
2017	1.000	0.000	0.000	4.402	0.000	0.000	3.852	0.000	0.000	7.189
2018	1.000	0.000	0.000	4.304	0.000	0.000	3.766	0.000	0.000	7.189
2019	1.000	0.000	0.000	4.209	0.000	0.000	3.683	0.000	0.000	7.189
2020	1.000	0.000	0.000	4.116	0.000	0.000	3.601	0.000	0.000	7.189
2021	1.000	0.000	0.000	4.024	0.000	0.000	3.521	0.000	0.000	7.189
2022	1.000	0.000	0.000	3.935	0.000	0.000	3.443	0.000	0.000	7.189
2023	1.000	0.000	0.000	3.848	0.000	0.000	3.367	0.000	0.000	7.189
2024	1.000	0.000	0.000	3.763	0.000	0.000	3.292	0.000	0.000	7.189
SUBTOTAL	1.000	0.000	0.000	66.341	0.000	0.000	58.048	0.000	0.000	7.189
REMAINING	1.000	0.000	0.000	69.781	0.000	0.000	61.058	0.000	0.000	7.189
TOT 39.3Yr	1.000	0.000	0.000	136.122	0.000	0.000	119.106	0.000	0.000	7.189

YEAR	NET TOTAL REVENUE ----M$----	NET TOTAL LOE ----M$----	NET TOTAL PROD TAX ----M$----	NET TOTAL LOE+TAX ----M$----	NET LEASE REVENUE ----M$----	NET TOTAL INVESTMENTS ----M$----	NET BFIT CASHFLOW ----M$----	CUM BFIT CASHFLOW ----M$----	BFIT CF DISC 10.00% ----M$----	CUM BFIT CF DISC 10.00% ----M$----
2010(12Mo)	32.397	12.000	3.726	15.726	16.671	0.000	16.671	16.671	15.843	15.843
2011	31.678	12.000	3.643	15.643	16.035	0.000	16.035	32.707	13.854	29.697
2012	30.976	12.000	3.562	15.562	15.414	0.000	15.414	48.120	12.106	41.803
2013	30.289	12.000	3.483	15.483	14.806	0.000	14.806	62.926	10.572	52.374
2014	29.618	12.000	3.406	15.406	14.212	0.000	14.212	77.138	9.225	61.599
2015	28.961	12.000	3.331	15.331	13.631	0.000	13.631	90.769	8.043	69.643
2016	28.319	12.000	3.257	15.257	13.063	0.000	13.063	103.832	7.007	76.650
2017	27.691	12.000	3.185	15.185	12.507	0.000	12.507	116.338	6.099	82.750
2018	27.077	12.000	3.114	15.114	11.964	0.000	11.964	128.302	5.304	88.054
2019	26.477	12.000	3.045	15.045	11.432	0.000	11.432	139.734	4.608	92.662
2020	25.890	12.000	2.977	14.977	10.913	0.000	10.913	150.647	3.999	96.660
2021	25.316	12.000	2.911	14.911	10.405	0.000	10.405	161.052	3.466	100.126
2022	24.755	12.000	2.847	14.847	9.908	0.000	9.908	170.960	3.000	103.127
2023	24.206	12.000	2.784	14.784	9.422	0.000	9.422	180.382	2.594	105.721
2024	23.670	12.000	2.722	14.722	8.948	0.000	8.948	189.330	2.239	107.960
SUBTOTAL	417.322	180.000	47.992	227.992	189.330	0.000	189.330	189.330	107.960	107.960
REMAINING	438.959	292.000	50.480	342.480	96.478	0.000	96.478	285.808	12.492	120.453
TOT 39.3Yr	856.281	472.000	98.472	570.472	285.808	0.000	285.808	285.808	120.453	120.453

11

C:\Program Files\Eureka95\gryphon\HOOD.eur

G.S.M., INC.
RESERVOIR ENGINEERING
RESERVES AND ECONOMICS

Monday Mar 1, 2010 08:22:19 AM

AS of Date: JAN2010

NAME: J.A. HOOD (00336)
FIELD: PANHANDLE GRAY COUNTY
LOCATION: GRAY COUNTY, TEXAS
FORMATION: PERMIAN
OPERATOR: GRYPHON PRODUCTION COMPANY, LL

GRYPHON PRODUCTION COMPANY, LLC.
PROVED DEVELOPED PRODUCING
WORKING INTEREST
CONSTANT PRICE CASE
BFIT ECONOMIC EVALUATION

NPV 5.000%	181.930	BFIT
NPV 12.00%	101.233	BFIT
NPV 15.00%	85.296	BFIT
NPV 20.00%	67.931	BFIT
NPV 25.00%	56.770	BFIT
IRR	>100%	BFIT
PAYOUT	JAN2010	BFIT
PI	N/A	BFIT

INTERESTS AND EFFECTIVE DATE

COST	OIL	GAS	COND	PRODT	DATE
1.00000	0.84375	0.84375	0.84375	0.84375	JAN2010

	PRICES BEGINING	ENDING	AVERAGE	GROSS RESERVES CUMULATIVE	REMAINING	ULTIMATE	%REMANING	
OIL	57.24	57.24	57.24	0.000	17.395	17.395	100.000	OIL
GAS	0.00	0.00	0.00	0.000	0.000	0.000	0.000	GAS
COND	0.00	0.00	0.00	0.000	0.000	0.000	0.000	COND
PRDT	0.00	0.00	0.00	0.000	0.000	0.000	0.000	PRDT

YEAR	GROSS WELLCOUNT (WELLS)	GROSS OIL PRODUCTION (MBBLS)	GROSS COND PRODUCTION (MBBLS)	GROSS GAS PRODUCTION (MMSCF)	NET OIL PRODUCTION (MBBLS)	NET COND PRODUCTION (MBBLS)	NET GAS PRODUCTION (MMSCF)	AVERAGE OIL PRICE ($/BBL)	AVERAGE COND PRICE ($/BBL)	AVERAGE GAS PRICE ($/MSCF)
2010(12Mo)	2.000	0.464	0.000	0.000	0.391	0.000	0.000	57.240	0.000	0.000
2011	2.000	0.456	0.000	0.000	0.385	0.000	0.000	57.240	0.000	0.000
2012	2.000	0.448	0.000	0.000	0.378	0.000	0.000	57.240	0.000	0.000
2013	2.000	0.440	0.000	0.000	0.371	0.000	0.000	57.240	0.000	0.000
2014	2.000	0.433	0.000	0.000	0.365	0.000	0.000	57.240	0.000	0.000
2015	2.000	0.425	0.000	0.000	0.359	0.000	0.000	57.240	0.000	0.000
2016	2.000	0.418	0.000	0.000	0.352	0.000	0.000	57.240	0.000	0.000
2017	2.000	0.411	0.000	0.000	0.346	0.000	0.000	57.240	0.000	0.000
2018	2.000	0.403	0.000	0.000	0.340	0.000	0.000	57.240	0.000	0.000
2019	2.000	0.396	0.000	0.000	0.334	0.000	0.000	57.240	0.000	0.000
2020	2.000	0.390	0.000	0.000	0.329	0.000	0.000	57.240	0.000	0.000
2021	2.000	0.383	0.000	0.000	0.323	0.000	0.000	57.240	0.000	0.000
2022	2.000	0.376	0.000	0.000	0.317	0.000	0.000	57.240	0.000	0.000
2023	2.000	0.370	0.000	0.000	0.312	0.000	0.000	57.240	0.000	0.000
2024	2.000	0.363	0.000	0.000	0.306	0.000	0.000	57.240	0.000	0.000
SUBTOTAL	2.000	6.175	0.000	0.000	5.210	0.000	0.000	57.240	0.000	0.000
REMAINING	2.000	11.220	0.000	0.000	9.467	0.000	0.000	57.240	0.000	0.000
TOT 60Yr	2.000	17.395	0.000	0.000	14.677	0.000	0.000	57.240	0.000	0.000

YEAR	NET TOTAL REVENUE (M$)	NET TOTAL LOE (M$)	NET TOTAL PROD TAX (M$)	NET TOTAL LOE+TAX (M$)	NET LEASE REVENUE (M$)	NET TOTAL INVESTMENTS (M$)	NET BFIT CASHFLOW (M$)	CUM BFIT CASHFLOW (M$)	BFIT CF DISC 10.00% (M$)	CUM BFIT CF DISC 10.00% (M$)
2010(12Mo)	22.406	6.372	1.927	8.299	14.107	0.000	14.107	14.107	13.405	13.405
2011	22.018	6.372	1.894	8.266	13.753	0.000	13.753	27.860	11.880	25.285
2012	21.637	6.372	1.861	8.233	13.404	0.000	13.404	41.264	10.526	35.812
2013	21.262	6.372	1.829	8.201	13.061	0.000	13.061	54.325	9.325	45.137
2014	20.894	6.372	1.797	8.169	12.725	0.000	12.725	67.050	8.259	53.395
2015	20.532	6.372	1.766	8.138	12.394	0.000	12.394	79.444	7.313	60.708
2016	20.176	6.372	1.735	8.107	12.069	0.000	12.069	91.513	6.473	67.182
2017	19.827	6.372	1.705	8.077	11.749	0.000	11.749	103.262	5.729	72.911
2018	19.483	6.372	1.676	8.048	11.435	0.000	11.435	114.698	5.069	77.980
2019	19.145	6.372	1.647	8.019	11.127	0.000	11.127	125.824	4.484	82.464
2020	18.814	6.372	1.618	7.990	10.824	0.000	10.824	136.648	3.965	86.430
2021	18.488	6.372	1.590	7.962	10.526	0.000	10.526	147.174	3.506	89.935
2022	18.168	6.372	1.562	7.934	10.233	0.000	10.233	157.407	3.098	93.034
2023	17.853	6.372	1.535	7.907	9.945	0.000	9.945	167.353	2.738	95.771
2024	17.544	6.372	1.509	7.881	9.663	0.000	9.663	177.016	2.418	98.189
SUBTOTAL	298.245	95.580	25.649	121.229	177.016	0.000	177.016	177.016	98.189	98.189
REMAINING	541.877	286.740	46.601	333.341	208.535	0.000	208.535	385.551	17.672	115.861
TOT 60Yr	840.121	382.320	72.250	454.570	385.551	0.000	385.551	385.551	115.861	115.861

12

C:\Program Files\Eureka95\gryphon\HOOD 677.eur

G.S.M., INC.
RESERVOIR ENGINEERING
RESERVES AND ECONOMICS

Monday Mar 1, 2010
08:22:19 AM

AS of Date: JAN2010

NAME: HOOD (00677)
FIELD: PANHANDLE GRAY COUNTY
LOCATION: GRAY COUNTY, TEXAS
FORMATION: PERMIAN
OPERATOR: GRYPHON PRODUCTION COMPANY, LL

GRYPHON PRODUCTION COMPANY, LLC.
PROVED DEVELOPED PRODUCING
WORKING INTEREST
CONSTANT PRICE CASE
BFIT ECONOMIC EVALUATION

NPV 5.000%	137.543	BFIT
NPV 12.00%	85.062	BFIT
NPV 15.00%	73.098	BFIT
NPV 20.00%	59.416	BFIT
NPV 25.00%	50.275	BFIT
IRR	>100%	BFIT
PAYOUT	JAN2010	BFIT
PI	N/A	BFIT

INTERESTS AND EFFECTIVE DATE

COST	OIL	GAS	COND	PRODT	DATE
1.00000	0.84375	0.84375	0.84375	0.84375	JAN2010

	PRICES BEGINING	ENDING	AVERAGE	GROSS RESERVES CUMULATIVE	REMAINING	ULTIMATE	%REMAINING	
OIL	57.24	57.24	57.24	0.000	12.592	12.592	100.000	OIL
GAS	0.00	0.00	0.00	0.000	0.000	0.000	0.000	GAS
COND	0.00	0.00	0.00	0.000	0.000	0.000	0.000	COND
PRDT	0.00	0.00	0.00	0.000	0.000	0.000	0.000	PRDT

YEAR	GROSS WELLCOUNT ---WELLS---	GROSS OIL PRODUCTION ---MBBLS---	GROSS COND PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ---MMSCF---	NET OIL PRODUCTION ---MBBLS---	NET COND PRODUCTION ---MBBLS---	NET GAS PRODUCTION ---MMSCF---	AVERAGE OIL PRICE ---$/BBL---	AVERAGE COND PRICE ---$/BBL---	AVERAGE GAS PRICE ---$/MSCF---
2010(12Mo)	2.000	0.474	0.000	0.000	0.400	0.000	0.000	57.240	0.000	0.000
2011	2.000	0.463	0.000	0.000	0.391	0.000	0.000	57.240	0.000	0.000
2012	2.000	0.452	0.000	0.000	0.381	0.000	0.000	57.240	0.000	0.000
2013	2.000	0.441	0.000	0.000	0.372	0.000	0.000	57.240	0.000	0.000
2014	2.000	0.431	0.000	0.000	0.363	0.000	0.000	57.240	0.000	0.000
2015	2.000	0.420	0.000	0.000	0.355	0.000	0.000	57.240	0.000	0.000
2016	2.000	0.410	0.000	0.000	0.346	0.000	0.000	57.240	0.000	0.000
2017	2.000	0.401	0.000	0.000	0.338	0.000	0.000	57.240	0.000	0.000
2018	2.000	0.391	0.000	0.000	0.330	0.000	0.000	57.240	0.000	0.000
2019	2.000	0.382	0.000	0.000	0.322	0.000	0.000	57.240	0.000	0.000
2020	2.000	0.373	0.000	0.000	0.314	0.000	0.000	57.240	0.000	0.000
2021	2.000	0.364	0.000	0.000	0.307	0.000	0.000	57.240	0.000	0.000
2022	2.000	0.355	0.000	0.000	0.300	0.000	0.000	57.240	0.000	0.000
2023	2.000	0.347	0.000	0.000	0.293	0.000	0.000	57.240	0.000	0.000
2024	2.000	0.338	0.000	0.000	0.286	0.000	0.000	57.240	0.000	0.000
SUBTOTAL	2.000	6.042	0.000	0.000	5.098	0.000	0.000	57.240	0.000	0.000
REMAINING	2.000	6.549	0.000	0.000	5.526	0.000	0.000	57.240	0.000	0.000
TOT 41.5Yr	2.000	12.592	0.000	0.000	10.624	0.000	0.000	57.240	0.000	0.000

YEAR	NET TOTAL REVENUE ----M$----	NET TOTAL LOE ----M$----	NET TOTAL PROD TAX ----M$----	NET TOTAL LOE+TAX ----M$----	NET LEASE REVENUE ----M$----	NET TOTAL INVESTMENTS ----M$----	NET BFIT CASHFLOW ----M$----	CUM BFIT CASHFLOW ----M$----	BFIT CF DISC 10.00% ----M$----	CUM BFIT CF DISC 10.00% ----M$----
2010(12Mo)	22.905	7.800	1.970	9.770	13.135	0.000	13.135	13.135	12.483	12.483
2011	22.360	7.800	1.923	9.723	12.637	0.000	12.637	25.772	10.918	23.400
2012	21.827	7.800	1.877	9.677	12.150	0.000	12.150	37.922	9.543	32.943
2013	21.308	7.800	1.832	9.632	11.675	0.000	11.675	49.598	8.336	41.279
2014	20.800	7.800	1.789	9.589	11.212	0.000	11.212	60.809	7.277	48.557
2015	20.305	7.800	1.746	9.546	10.759	0.000	10.759	71.568	6.349	54.906
2016	19.822	7.800	1.705	9.505	10.317	0.000	10.317	81.885	5.535	60.440
2017	19.350	7.800	1.664	9.464	9.886	0.000	9.886	91.771	4.821	65.261
2018	18.889	7.800	1.624	9.424	9.465	0.000	9.465	101.236	4.196	69.458
2019	18.439	7.800	1.586	9.386	9.054	0.000	9.054	110.289	3.649	73.107
2020	18.000	7.800	1.548	9.348	8.652	0.000	8.652	118.942	3.170	76.277
2021	17.572	7.800	1.511	9.311	8.261	0.000	8.261	127.202	2.752	79.029
2022	17.153	7.800	1.475	9.275	7.878	0.000	7.878	135.080	2.386	81.414
2023	16.745	7.800	1.440	9.240	7.505	0.000	7.505	142.585	2.066	83.480
2024	16.346	7.800	1.406	9.206	7.141	0.000	7.141	149.726	1.787	85.268
SUBTOTAL	291.823	117.000	25.097	142.097	149.726	0.000	149.726	149.726	85.268	85.268
REMAINING	316.310	206.700	27.203	233.903	82.407	0.000	82.407	232.133	10.279	95.546
TOT 41.5Yr	608.133	323.700	52.299	375.999	232.133	0.000	232.133	232.133	95.546	95.546

13

C:\Program Files\Eureka95\gryphon\MERTEN.eur

G.S.M., INC.
RESERVOIR ENGINEERING
RESERVES AND ECONOMICS

Monday Mar 1, 2010
08:22:20 AM

AS of Date: JAN2010

NAME: H.H. MERTEN (00332)
FIELD: PANHANDLE GRAY COUNTY
LOCATION: GRAY COUNTY, TEXAS
FORMATION: PERMIAN
OPERATOR: GRYPHON PRODUCTION COMPANY, LL

GRYPHON PRODUCTION COMPANY, LLC.
PROVED DEVELOPED PRODUCING
WORKING INTEREST
CONSTANT PRICE CASE
BFIT ECONOMIC EVALUATION

NPV 5.000%	391.342	BFIT
NPV 12.00%	288.091	BFIT
NPV 15.00%	258.543	BFIT
NPV 20.00%	220.973	BFIT
NPV 25.00%	193.318	BFIT
IRR	>100%	BFIT
PAYOUT	JAN2010	BFIT
PI	N/A	BFIT

------- INTERESTS AND EFFECTIVE DATE -------

COST	OIL	GAS	COND	PRODT	DATE
1.00000	0.87500	0.87500	0.87500	0.87500	JAN2010

	PRICES BEGINING	PRICES ENDING	PRICES AVERAGE	GROSS RESERVES CUMULATIVE	REMAINING	ULTIMATE	%REMAINING	
OIL	57.24	57.24	57.24	0.000	22.790	22.790	100.000	OIL
GAS	4.72	4.72	4.72	0.000	57.207	57.207	100.000	GAS
COND	0.00	0.00	0.00	0.000	0.000	0.000	0.000	COND
PRDT	0.00	0.00	0.00	0.000	0.000	0.000	0.000	PRDT

YEAR	GROSS WELLCOUNT ---WELLS---	GROSS OIL PRODUCTION ---MBBLS---	GROSS COND PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ---MMSCF---	NET OIL PRODUCTION ---MBBLS---	NET COND PRODUCTION ---MBBLS---	NET GAS PRODUCTION ---MMSCF---	AVERAGE OIL PRICE ---$/BBL---	AVERAGE COND PRICE ---$/BBL---	AVERAGE GAS PRICE ---$/MSCF---
2010(12Mo)	8.000	1.722	0.000	4.322	1.507	0.000	3.782	57.240	0.000	4.715
2011	8.000	1.640	0.000	4.117	1.435	0.000	3.603	57.240	0.000	4.715
2012	8.000	1.562	0.000	3.922	1.367	0.000	3.432	57.240	0.000	4.715
2013	8.000	1.488	0.000	3.736	1.302	0.000	3.269	57.240	0.000	4.715
2014	8.000	1.418	0.000	3.559	1.241	0.000	3.114	57.240	0.000	4.715
2015	8.000	1.351	0.000	3.390	1.182	0.000	2.966	57.240	0.000	4.715
2016	8.000	1.287	0.000	3.229	1.126	0.000	2.826	57.240	0.000	4.715
2017	8.000	1.226	0.000	3.076	1.072	0.000	2.692	57.240	0.000	4.715
2018	8.000	1.167	0.000	2.930	1.021	0.000	2.564	57.240	0.000	4.715
2019	8.000	1.112	0.000	2.791	0.973	0.000	2.443	57.240	0.000	4.715
2020	8.000	1.059	0.000	2.659	0.927	0.000	2.327	57.240	0.000	4.715
2021	8.000	1.009	0.000	2.533	0.883	0.000	2.216	57.240	0.000	4.715
2022	8.000	0.961	0.000	2.413	0.841	0.000	2.111	57.240	0.000	4.715
2023	8.000	0.916	0.000	2.299	0.801	0.000	2.011	57.240	0.000	4.715
2024	8.000	0.872	0.000	2.190	0.763	0.000	1.916	57.240	0.000	4.715
SUBTOTAL	8.000	18.790	0.000	47.167	16.441	0.000	41.271	57.240	0.000	4.715
REMAINING	8.000	3.999	0.000	10.039	3.500	0.000	8.785	57.240	0.000	4.715
TOT 20.3Yr	8.000	22.790	0.000	57.207	19.941	0.000	50.056	57.240	0.000	4.715

YEAR	NET TOTAL REVENUE ----M$----	NET TOTAL LOE ----M$----	NET TOTAL PROD TAX ----M$----	NET TOTAL LOE+TAX ----M$----	NET LEASE REVENUE ----M$----	NET TOTAL INVESTMENTS ----M$----	NET BFIT CASHFLOW ----M$----	CUM BFIT CASHFLOW ----M$----	BFIT CF DISC 10.00% ----M$----	CUM BFIT CF DISC 10.00% ----M$----
2010(12Mo)	104.070	36.120	9.467	45.587	58.483	0.000	58.483	58.483	55.596	55.596
2011	99.135	36.120	9.018	45.138	53.997	0.000	53.997	112.480	46.666	102.261
2012	94.435	36.120	8.591	44.711	49.724	0.000	49.724	162.204	39.067	141.328
2013	89.957	36.120	8.183	44.303	45.654	0.000	45.654	207.858	32.609	173.938
2014	85.692	36.120	7.795	43.915	41.776	0.000	41.776	249.635	27.128	201.065
2015	81.629	36.120	7.426	43.546	38.083	0.000	38.083	287.717	22.482	223.547
2016	77.758	36.120	7.074	43.194	34.565	0.000	34.565	322.282	18.551	242.098
2017	74.071	36.120	6.738	42.858	31.213	0.000	31.213	353.495	15.230	257.327
2018	70.559	36.120	6.419	42.539	28.020	0.000	28.020	381.515	12.430	269.757
2019	67.213	36.120	6.114	42.234	24.979	0.000	24.979	406.494	10.074	279.830
2020	64.026	36.120	5.824	41.944	22.082	0.000	22.082	428.576	8.096	287.927
2021	60.990	36.120	5.548	41.668	19.322	0.000	19.322	447.898	6.441	294.368
2022	58.099	36.120	5.285	41.405	16.693	0.000	16.693	464.592	5.059	299.427
2023	55.344	36.120	5.035	41.155	14.189	0.000	14.189	478.781	3.910	303.337
2024	52.720	36.120	4.796	40.916	11.804	0.000	11.804	490.584	2.958	306.295
SUBTOTAL	1135.698	541.800	103.313	645.113	490.584	0.000	490.584	490.584	306.295	306.295
REMAINING	241.733	192.640	21.990	214.630	27.103	0.000	27.103	517.687	5.515	311.810
TOT 20.3Yr	1377.430	734.440	125.303	859.743	517.687	0.000	517.687	517.687	311.810	311.810

C:\Program Files\Eureka95\gryphon\WORLEY COMBS.eur

G.S.M., INC.
RESERVOIR ENGINEERING
RESERVES AND ECONOMICS

Monday Mar 1, 2010 08:22:20 AM

AS of Date: JAN2010

NAME: WORLEY COMBS (00315)
FIELD: PANHANDLE GRAY COUNTY
LOCATION: GRAY COUNTY, TEXAS
FORMATION: PERMIAN
OPERATOR: GRYPHON PRODUCTION COMPANY, LL

GRYPHON PRODUCTION COMPANY, LLC.
PROVED DEVELOPED PRODUCING
WORKING INTEREST
CONSTANT PRICE CASE
BFIT ECONOMIC EVALUATION

NPV 5.000%	0.000	BFIT
NPV 12.00%	0.000	BFIT
NPV 15.00%	0.000	BFIT
NPV 20.00%	0.000	BFIT
NPV 25.00%	0.000	BFIT
IRR	0.00%	BFIT
PAYOUT	NEVER	BFIT
PI	N/A	BFIT

INTERESTS AND EFFECTIVE DATE

COST	OIL	GAS	COND	PRODT	DATE
1.00000	0.75000	0.75000	0.75000	0.75000	JAN2010

	PRICES BEGINING	PRICES ENDING	PRICES AVERAGE	GROSS RESERVES CUMULATIVE	GROSS RESERVES REMAINING	GROSS RESERVES ULTIMATE	GROSS RESERVES %REMANING	
OIL	0.00	0.00	0.00	0.000	0.000	0.000	0.000	OIL
GAS	0.00	0.00	0.00	0.000	0.000	0.000	0.000	GAS
COND	0.00	0.00	0.00	0.000	0.000	0.000	0.000	COND
PRDT	0.00	0.00	0.00	0.000	0.000	0.000	0.000	PRDT

YEAR	GROSS WELLCOUNT ---WELLS---	GROSS OIL PRODUCTION ---MBBLS---	GROSS COND PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ---MMSCF---	NET OIL PRODUCTION ---MBBLS---	NET COND PRODUCTION ---MBBLS---	NET GAS PRODUCTION ---MMSCF---	AVERAGE OIL PRICE ---$/BBL---	AVERAGE COND PRICE ---$/BBL---	AVERAGE GAS PRICE --$/MSCF---
2010(0Mo)	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2011	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2012	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2013	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2014	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2015	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2016	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2017	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2018	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2019	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2020	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2021	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2022	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2023	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2024	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
SUBTOTAL	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
REMAINING	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOT 0 Yr	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

YEAR	NET TOTAL REVENUE ----M$----	NET TOTAL LOE ----M$----	NET TOTAL PROD TAX ----M$----	NET TOTAL LOE+TAX ----M$----	NET LEASE REVENUE ----M$----	NET TOTAL INVESTMENTS ----M$----	NET BFIT CASHFLOW ----M$----	CUM BFIT CASHFLOW ----M$----	BFIT CF DISC 10.00% ----M$----	CUM BFIT CF DISC 10.00% ----M$----
2010(0Mo)	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2011	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2012	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2013	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2014	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2015	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2016	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2017	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2018	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2019	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2020	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2021	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2022	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2023	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2024	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
SUBTOTAL	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
REMAINING	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOT 0 Yr	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

Production Hub Pages

drillinginfo

Field	Operator	Location
PANHANDLE GRAY COUNTY FIELD	GRYPHON PRODUCTION COMPANY, LLC	District: 10; Gray County, Texas
Lease Name	**Oil Lease Number**	**Cumulative (since 1970)**
EAST PAMPA UNIT	2953	1,458,689 BO; 362 MMCF

Wells

42-179-00408(C101W)	42-179-00409(501W)	42-179-00410(406W)	42-179-00411(403W)
42-179-00412(508W)	42-179-00413(9012W)	42-179-00414(302W)	42-179-00554
42-179-00632(6034)	42-179-00635(6037)	42-179-00638(6040)	42-179-05569(108B)
42-179-05590(C105)	42-179-05591(C106)	42-179-05592(C107)	42-179-05611(6018)
42-179-05612(2019)	42-179-05615(2022)	42-179-05616(2023)	42-179-05617(6024)
42-179-05622(103A)	42-179-05625(106A)	42-179-05628(107A)	42-179-05630(109A)
42-179-05632(A111)	42-179-07396(B107)	42-179-07397(B104)	42-179-07398(C103)
42-179-07400(5012W)	42-179-30011(6043)	42-179-30800(15)	42-179-31420(8)
42-179-31421(13)	42-179-31430(7)	42-179-31924(1014)	42-179-31991(1015)
42-179-84700(303W)	42-179-84701(101AW)	42-179-84702(101WS)	42-179-84704(105AW)
42-179-84707(108A)	42-179-84709(201WS)	42-179-84712(305)	42-179-84713(306)
42-179-84714(401)	42-179-84715(402)	42-179-84717(404)	42-179-84720(502)
42-179-84721(503)	42-179-84722(504)	42-179-84723(505)	42-179-84724(506)
42-179-84726(509)	42-179-84727(703)	42-179-84728(704)	42-179-84729(708)
42-179-84730(805)	42-179-84731(806)	42-179-84732(807)	42-179-84733(901)
42-179-84734(909)	42-179-84736(A113)	42-179-84737(B101)	42-179-84738(B102)
42-179-84739(B103)	42-179-84741(B105)	42-179-84742(B106)	42-179-84750(C108W)
42-179-84751(1002)	42-179-84752(1003)	42-179-84753(1004)	42-179-84754(1005)
42-179-84755(1006)	42-179-84756(1007)	42-179-84757(1008W)	42-179-84758(1009W)
42-179-84759(1010)	42-179-84760(1011)	42-179-84761(1012)	42-179-84763(2016W)
42-179-84765(2021W)	42-179-84768(5010)	42-179-84769(5011)	42-179-84771(5013)
42-179-84772(5014)	42-179-84775(6030)	42-179-84780(7011)	42-179-85689(407)

See Production Chart - BETA Version

Single Lease Production Chart


Oil and Casinghead Gas Production
Monthly Production Volume (Logarithmic) vs. Time
Lease Number: 2953 - District: 10; Gray County, Texas
Monthly Production Volume (BO or MCF)
100000
10000
1000
100
10
1
1969
1970
1971
1972
1973
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Production Month
GAS
OIL
WATER
© 2010 DrillingInfo, Inc.

DrillingInfo One-Page Production Summary

drillinginfo

Tag This Element

API#	42-179-30800
Well#	15
Lease	EAST PAMPA UNIT
Field	PANHANDLE GRAY COUNTY FIELD
Lease Operator	GRYPHON PRODUCTION COMPANY, LLC Well Op History
County	Gray
State	Texas
Location	0.0 null / 0.0 null, I&GN RR CO A-395 Block:3 Section:82
Elevation	3225 GR
Date Spud	--
Date TD	--
Logs Run	

Prod.	First Production	Most Recent Production	Cumulative (MCF & BBL)	Gravity (SG & API)	Gatherer
Oil	3/1/64	12/1/09	1,458,689	0.00	PLAML
Gas	3/1/64	12/1/09	362,342	---	

Most Recently Reported Monthly Production (12 Months)

Mo/Yr	Gas (MCF)				Oil (BBL)				Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)
	Produced	Sold	Used	Other	Produced	Sold	Other	Closing						
1/2009	0	---	---	---	231	157	0	111	660	---	16	0.00	0.47	1.33
2/2009	0	---	---	---	162	167	0	106	466	---	16	0.00	0.36	1.04
3/2009	0	---	---	---	211	159	0	158	611	---	16	0.00	0.43	1.23
4/2009	0	---	---	---	194	178	0	174	566	---	16	0.00	0.40	1.18
5/2009	0	---	---	---	137	246	0	65	401	---	16	0.00	0.28	0.81
6/2009	0	---	---	---	217	161	0	121	---	---	16	0.00	0.45	0.00
7/2009	0	---	---	---	107	157	0	71	---	---	16	0.00	0.22	0.00
8/2009	0	---	---	---	137	152	0	56	---	---	16	0.00	0.28	0.00
9/2009	0	---	---	---	152	164	0	44	---	---	20	0.00	0.25	0.00
10/2009	0	---	---	---	197	174	0	67	---	---	20	0.00	0.32	0.00
11/2009	0	---	---	---	159	180	0	46	---	---	20	0.00	0.26	0.00
12/2009	0	---	---	---	141	148	0	39	---	---	20	0.00	0.23	0.00
Totals	0	---	---	---	2,045	2,043	0	---	2,704	---	---	---	---	---

Annual Production

Year	Gas (MCF)	Oil (BBL)	Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)	Annual Dec. Gas	Annual Dec. Oil
1970	82,121	162,723	---	---	92	225.11	446.06	0.00	---	---
1971	88,128	156,307	---	---	85	2.84	5.04	0.00	---	3.9%

18

DrillingInfo One Page Production Summary

1972	65,463	149,341	---	---	84	2.14	4.87	0.00	25.7%	4.5%
1973	37,096	114,943	---	---	82	1.24	3.84	0.00	43.3%	23.0%
1974	34,276	98,570	---	---	73	1.29	3.70	0.00	7.6%	14.2%
1975	27,698	70,524	---	---	71	1.07	2.72	0.00	19.2%	28.5%
1976	16,499	50,005	12,728	---	66	0.69	2.08	0.53	40.4%	29.1%
1977	5,685	36,989	86,400	---	66	0.24	1.54	3.59	65.5%	26.0%
1978	544	29,254	106,005	---	48	0.03	1.67	6.05	90.4%	20.9%
1979	1,431	21,069	49,330	---	47	0.08	1.23	2.88	---	28.0%
1980	307	16,126	35,628	---	44	0.02	1.00	2.22	78.5%	23.5%
1981	510	14,503	39,968	---	44	0.03	0.90	2.49	---	10.1%
1982	470	20,567	48,826	---	41	0.03	1.38	3.26	7.8%	---
1983	439	15,525	57,655	---	38	0.03	1.12	4.16	6.6%	24.5%
1984	404	34,982	117,757	---	39	0.03	2.46	8.28	8.0%	---
1985	211	49,623	124,491	---	27	0.02	5.04	12.64	47.8%	---
1986	140	48,307	127,332	---	11	0.03	12.04	31.73	33.6%	2.7%
1987	237	117,538	336,969	---	8	0.08	40.27	115.46	---	---
1988	255	86,368	343,317	---	22	0.03	10.76	42.78	---	26.5%
1989	113	47,016	143,085	---	22	0.01	5.86	17.83	55.7%	45.6%
1990	12	33,515	100,336	---	18	0.00	5.10	15.28	89.4%	28.7%
1991	12	24,418	71,958	---	19	0.00	3.52	10.38	---	27.1%
1992	12	15,846	45,978	---	20	0.00	2.17	6.30	---	35.1%
1993	12	8,998	25,656	---	20	0.00	1.23	3.52	---	43.2%
1994	8	8,266	23,202	---	20	0.00	1.13	3.18	33.3%	8.1%
1995	0	5,844	16,138	---	20	0.00	0.80	2.21	100.0%	29.3%
1996	0	3,838	10,396	---	20	0.00	0.53	1.42	---	34.3%
1997	0	3,169	8,431	---	20	0.00	0.43	1.16	---	17.4%
1998	0	1,526	3,952	---	19	0.00	0.22	0.57	---	51.8%
1999	0	523	1,270	---	19	0.00	0.08	0.18	---	65.7%
2000	259	1,393	3,470	---	4	0.18	0.95	2.38	---	---
2001	0	818	1,981	---	4	0.00	0.56	1.36	100.0%	41.3%
2002	0	1,502	2,591	---	4	0.00	1.03	1.78	---	---
2003	0	827	537	---	4	0.00	0.57	0.37	---	44.9%
2004	0	1,058	859	---	4	0.00	0.73	0.59	---	---
2005	0	102	60	---	4	0.00	0.07	0.04	---	90.4%
2006	0	652	486	---	3	0.00	0.60	0.44	---	---
2007	0	1,778	4,172	---	15	0.00	0.32	0.76	---	---
2008	0	2,291	6,606	---	16	0.00	0.39	1.13	---	---
2009	0	2,045	2,704	---	20	0.00	0.28	0.37	---	10.7%

	362,342	1,458,689	1,960,274	---	---	---	---	---	---	---

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Price Data Hub Page

Lease Information

Lease Name:	EAST PAMPA UNIT	LeaseID or GasID:	2953, District 10 Texas
Operator:	GRYPHON PRODUCTION COMPANY, LLC (292351292351) Additional Comptroller Info		
Address:	106 E FRANCIS AVE PAMPA, TX 79065-6546		
Phone:	806-665-6692	Fax:	
Oil Gatherer:	(PLAML) PLAINS MARKETING, L.P.		
Address:	P O BOX 4648 HOUSTON, TX 77210-4648		
Phone:	713-646-4143		
Prior Operator:	CALDWELL PRODUCTION CO. INC. (123682)		
Cumulative Production:	1,458,689 BBL, 362,342 MCF	Most Recent Production:	12/2009: 4.6 BBL/Day, 0 MCF/Day

Product Price Data

Oil Sales

Prod Date	Taxpayer Name	Other Party	Gross BBL	Gross $	Gross $/BBL	Trucking Cost	Gravity
11/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	181	13,499	74.579	0	42.20
10/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	174	12,627	72.571	0	42.20
09/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	164	10,661	65.004	0	39.90
08/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	152	10,209	67.165	0	42.40
07/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	157	9,541	60.771	0	39.50
06/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	161	10,609	65.892	0	43.50
05/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	273	14,334	52.506	0	38.90
04/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	178	7,753	43.555	0	42.20
03/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	159	6,592	41.456	0	41.10
02/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	167	5,421	32.463	0	42.90
01/2009	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	156	6,171	39.555	0	39.20
12/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	165	6,394	38.751	0	41.90
11/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	357	19,590	54.874	0	42.50
10/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	360	26,672	74.089	0	41.40
09/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	736	74,768	101.587	0	41.40
08/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	372	42,290	113.684	0	40.50
07/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	546	71,719	131.353	0	41.40
05/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	462	57,136	123.67	0	42.80
04/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	1,071	117,992	110.17	0	40.60
02/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	630	58,267	92.487	0	40.60
01/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	292	26,234	89.841	0	38.60

12/2007	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	336	29,784	88.642	0	40.00
11/2007	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	168	15,412	91.74	0	41.80
09/2007	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	98	7,568	77.228	0	41.10
08/2007	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	183	12,735	69.591	0	43.10
07/2007	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	180	12,879	71.549	0	39.50
06/2007	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	185	11,961	64.654	0	41.60
04/2007	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	182	11,170	61.375	0	40.80
03/2007	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	CALDWELL PRODUCTION CO INC	178	10,380	58.313	0	41.30
12/2006	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	CALDWELL PRODUCTION CO INC	186	11,095	59.65	0	40.30
07/2006	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	CALDWELL PRODUCTION CO INC	184	13,198	71.728	0	41.30
05/2006	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	CALDWELL PRODUCTION CO INC	183	12,458	68.079	0	41.30
04/2006	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	CALDWELL PRODUCTION CO INC	180	12,213	67.852	0	38.00
01/2005	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	CALDWELL PRODUCTION CO INC	182	8,089	44.444	0	42.00
10/2004	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	CALDWELL PRODUCTION CO INC	178	9,076	50.988	0	40.10
09/2004	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	CALDWELL PRODUCTION CO INC	179	7,811	43.634	0	18.50
08/2004	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	CALDWELL PRODUCTION CO INC	180	7,717	42.873	0	36.60
06/2004	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	CALDWELL PRODUCTION CO INC	183	6,560	35.847	0	40.20
05/2004	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	CALDWELL PRODUCTION CO INC	171	6,461	37.781	0	39.70
09/2003	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	CALDWELL PRODUCTION CO INC	178	4,681	26.301	0	40.80
06/2003	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	CALDWELL PRODUCTION CO INC	173	4,956	28.647	0	40.30
03/2003	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	CALDWELL PRODUCTION CO INC	177	5,562	31.422	0	43.00
01/2003	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	CALDWELL PRODUCTION CO INC	364	11,259	30.931	0	40.90
09/2002	VALERO RETAIL HOLDINGS, INC. (Purchaser),M	CALDWELL PRODUCTION CO INC	350	9,752	27.864	0	40.50
07/2002	VALERO RETAIL HOLDINGS, INC. (Purchaser),M	CALDWELL PRODUCTION CO INC	180	4,515	25.084	0	43.50
06/2002	VALERO RETAIL HOLDINGS, INC. (Purchaser),M	CALDWELL PRODUCTION CO INC	360	8,541	23.724	0	42.40
05/2002	VALERO RETAIL HOLDINGS, INC. (Purchaser),M	CALDWELL PRODUCTION CO INC	355	8,853	24.939	0	41.10
01/2002	VALERO RETAIL HOLDINGS, INC. (Purchaser),M	CALDWELL PRODUCTION CO INC	189	3,372	17.84	0	42.30
10/2001	VALERO RETAIL HOLDINGS, INC. (Purchaser),M	CALDWELL PRODUCTION CO INC	371	7,521	20.273	0	43.80
02/2001	CONOCOPHILLIPS COMPANY (Purchaser),M	CALDWELL PRODUCTION CO INC	183	5,114	27.946	0	43.40
01/2001	CONOCOPHILLIPS COMPANY (Purchaser),M	CALDWELL PRODUCTION CO INC	184	5,079	27.601	0	44.40
12/2000	CONOCOPHILLIPS COMPANY (Purchaser),M	CALDWELL PRODUCTION CO INC	185	4,981	26.925	0	44.10
12/2000	CONOCOPHILLIPS COMPANY (Purchaser),M	CHEVRON U.S.A. HOLDINGS INC.	1,577	45,130	28.617	0	41.10

11/2000	CONOCOPHILLIPS COMPANY (Purchaser),M	CALDWELL PRODUCTION CO INC	180	5,897	32.762	0	44.30
10/2000	CONOCOPHILLIPS COMPANY (Purchaser),M	CALDWELL PRODUCTION CO INC	361	11,321	31.36	0	42.50
06/2000	CONOCOPHILLIPS COMPANY (Purchaser),M	CALDWELL PRODUCTION CO INC	337	9,967	29.576	0	43.30
03/2000	CONOCOPHILLIPS COMPANY (Purchaser),M	CALDWELL PRODUCTION CO INC	30	842	28.055	0	21.80
02/2000	CONOCOPHILLIPS COMPANY (Purchaser),M	CALDWELL PRODUCTION CO INC	61	1,654	27.109	0	21.80
12/1999	CONOCOPHILLIPS COMPANY (Purchaser),M	CALDWELL PRODUCTION CO INC	30	729	24.311	0	20.80
11/1999	CONOCOPHILLIPS COMPANY (Purchaser),M	CALDWELL PRODUCTION CO INC	30	700	23.344	0	32.40

The prices that we report as well head prices are calculated values. They are calculated by taking the total oil and gas lease revenue reported to the Texas State Comptroller's office and dividing that number by the total amount of reported barrels of oil sold or total MCF of gas sold. In many cases the amount of oil or gas sold will be less than the total lease production. In other cases, certain amounts of sold oil or sold gas will be exempted by state law from sales reporting to the Comptroller's office. As a result, often the produced volumes as reported by DI will not reconcile with the volumes reported in the Product Price Data display.

Production Hub Pages

drillinginfo

Field	Operator	Location
PANHANDLE GRAY COUNTY FIELD	GRYPHON PRODUCTION COMPANY, LLC	District: 10; Gray County, Texas
Lease Name	**Oil Lease Number**	**Cumulative (since 1970)**
FEE LAND #227	391	1,186,351 BO; 1,358 MMCF

Wells

42-179-00505(146W)	42-179-04962(48W)	42-179-07361(55W)	42-179-31669(178)
42-179-31670(179)	42-179-81976(1W)	42-179-81977(3)	42-179-81978(4)
42-179-81979(7)	42-179-81980(8W)	42-179-81981(9)	42-179-81982(10)
42-179-81983(11)	42-179-81984(12)	42-179-81985(15)	42-179-81986(16)
42-179-81987(17)	42-179-81988(18W)	42-179-81989(19)	42-179-81990(20W)
42-179-81991(21)	42-179-81992(22W)	42-179-81993(23)	42-179-81994(24W)
42-179-81995(25)	42-179-81996(26)	42-179-81997(28W)	42-179-81998(29W)
42-179-81999(31)	42-179-82000(32)	42-179-82001(34)	42-179-82002(35W)
42-179-82003(36)	42-179-82004(38W)	42-179-82005(39)	42-179-82006(40)
42-179-82007(41)	42-179-82008(43W)	42-179-82009(47W)	42-179-82011(49)
42-179-82012(51W)	42-179-82013(54W)	42-179-82015(56W)	42-179-82016(57W)
42-179-82017(61W)	42-179-82018(63W)	42-179-82019(64)	42-179-82020(65)
42-179-82021(67W)	42-179-82022(68)	42-179-82023(71)	42-179-82024(72)
42-179-82025(73)	42-179-82026(74)	42-179-82027(75)	42-179-82028(76)
42-179-82029(78W)	42-179-82030(79)	42-179-82031(84W)	42-179-82032(85W)
42-179-82033(89)	42-179-82034(90W)	42-179-82035(96)	42-179-82036(100)
42-179-82037(101)	42-179-82038(103W)	42-179-82039(104W)	42-179-82040(107W)
42-179-82041(109W)	42-179-82042(111W)	42-179-82043(112)	42-179-82044(113W)
42-179-82045(114)	42-179-82046(115W)	42-179-82047(116)	42-179-82048(117)
42-179-82049(118W)	42-179-82050(119)	42-179-82051(125W)	42-179-82052(126)
42-179-82053(127)	42-179-82054(128)	42-179-82055(130)	42-179-82056(138W)
42-179-82057(140)	42-179-82058(142W)	42-179-82059(143)	42-179-82060(144)
42-179-82062(147)	42-179-82063(148)	42-179-82064(149)	42-179-82065(150W)
42-179-82066(152W)	42-179-82067(153W)	42-179-82068(154)	42-179-82069(158W)
42-179-82070(159W)	42-179-82071(160)	42-179-82072(161D)	42-179-82073(163)
42-179-82074(165D)	42-179-82075(168D)	42-179-82076(169)	42-179-82077(171D)
42-179-82078(172)	42-179-82079(174)	42-179-82080(175W)	42-179-82081(X 2WS)
42-179-82082(X 3WS)	42-179-85377(177)	42-179-85378(44)	42-179-85379(69)
42-179-85380(97)	42-179-85381(99)	42-179-85382(124)	42-179-85383(136)
42-179-85384(145)	42-179-85385(166)	42-179-85386(170)	42-179-85387(33)
42-179-85388(52)	42-179-85389(83)	42-179-85390(94)	42-179-85391(95)
42-179-85392(106)	42-179-85393(131)	42-179-85394(132)	42-179-85395(151)
42-179-85396(156)	42-179-85397(164)	42-179-85398(167)	42-179-85399(2)
42-179-85400(42)	42-179-85401(45)	42-179-85402(46)	42-179-85403(50)
42-179-85404(53)	42-179-85405(60)	42-179-85406(62)	42-179-85407(77)

42-179-85408(80)	42-179-85409(81)	42-179-85410(82)	42-179-85411(86)
42-179-85412(87)	42-179-85413(93)	42-179-85414(98)	42-179-85415(121)
42-179-85416(122)	42-179-85417(123)	42-179-85418(129)	42-179-85419(139)
42-179-85420(141)	42-179-85421(70)	42-179-85422(88)	42-179-85423(91)
42-179-85424(92)	42-179-85425(120)	42-179-85426(134)	42-179-85427(135)
42-179-85428(37)	42-179-85429(58)	42-179-85430(66)	42-179-85431(102)
42-179-85432(105)	42-179-85433(108)	42-179-85434(110W)	42-179-85435(137)
42-179-85436(155)	42-179-85437(157)	42-179-85438(173W)	42-179-85439(13)
42-179-85440(27)	42-179-85441(30)		

See Production Chart - BETA Version

Oil and Casinghead Gas Production

Monthly Production Volume (Logarithmic) vs. Time

Lease Number: 391 - District: 10; Gray County, Texas


Monthly Production Volume (BO or MCF)
100000
10000
1000
100
10
1
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Production Month
GAS
OIL
WATER

DrillingInfo One-Page Production Summary

drillinginfo

Tag This Element

API#	42-179-31669
Well#	178
Lease	FEE LAND #227
Field	PANHANDLE GRAY COUNTY FIELD
Lease Operator	GRYPHON PRODUCTION COMPANY, LLC Well Op History
County	Gray
State	Texas
Location	775.0 WL / 1450.0 SL, I&GN RR CO A-327 Block:3 Section:14
Elevation	2960 GR
Date Spud	--
Date TD	--
Logs Run	

Prod.	First Production	Most Recent Production	Cumulative (MCF & BBL)	Gravity (SG & API)	Gatherer
Oil	1/1/33	12/1/09	1,186,351	0.00	PLAML
Gas	1/1/33	12/1/09	1,357,617	---	DCPMI

Most Recently Reported Monthly Production (12 Months)

Mo/Yr	Gas (MCF)				Oil (BBL)				Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)
	Produced	Sold	Used	Other	Produced	Sold	Other	Closing						
1/2009	0	---	---	---	812	677	0	225	1,357	---	23	0.00	1.14	1.90
2/2009	0	---	---	---	571	615	0	181	950	---	23	0.00	0.89	1.48
3/2009	0	---	---	---	661	698	0	144	1,099	---	23	0.00	0.93	1.54
4/2009	0	---	---	---	610	673	0	81	1,003	---	23	0.00	0.88	1.45
5/2009	0	---	---	---	530	461	0	150	872	---	23	0.00	0.74	1.22
6/2009	0	---	---	---	643	694	0	99	---	---	23	0.00	0.93	0.00
7/2009	0	---	---	---	600	524	0	175	---	---	23	0.00	0.84	0.00
8/2009	0	---	---	---	602	689	0	88	---	---	23	0.00	0.84	0.00
9/2009	0	---	---	---	652	695	0	45	---	---	31	0.00	0.70	0.00
10/2009	0	---	---	---	514	513	0	46	---	---	32	0.00	0.52	0.00
11/2009	0	---	---	---	662	674	0	34	---	---	32	0.00	0.69	0.00
12/2009	0	---	---	---	663	662	0	35	---	---	32	0.00	0.67	0.00
Totals	0	---	---	---	7,520	7,575	0	---	5,281	---	---	---	---	---

Annual Production

Year	Gas (MCF)	Oil (BBL)	Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)	Annual Dec. Gas	Annual Dec. Oil
1970	127,171	195,111	---	---	83	348.60	534.84	0.00	---	---
1971	116,892	140,496	---	---	70	4.58	5.50	0.00	8.1%	28.0%

DrillingInfo One Page Production Summary

1972	99,810	97,923	---	---	60	4.56	4.47	0.00	14.6%	30.3%
1973	92,054	82,207	---	---	54	4.67	4.17	0.00	7.8%	16.0%
1974	85,508	74,358	---	---	52	4.51	3.92	0.00	7.1%	9.5%
1975	91,287	59,835	---	---	52	4.81	3.15	0.00	---	19.5%
1976	88,883	55,302	---	---	53	4.60	2.86	0.00	2.6%	7.6%
1977	85,272	48,550	66,538	---	53	4.41	2.51	3.44	4.1%	12.2%
1978	94,801	43,780	98,233	---	53	4.90	2.26	5.08	---	9.8%
1979	89,399	39,540	77,519	---	52	4.71	2.08	4.09	5.7%	9.7%
1980	85,265	33,941	87,367	---	48	4.87	1.94	4.99	4.6%	14.2%
1981	51,170	27,191	107,366	---	46	3.05	1.62	6.40	40.0%	19.9%
1982	35,393	24,745	92,728	---	41	2.37	1.65	6.20	30.8%	9.0%
1983	27,665	21,256	65,577	---	41	1.85	1.42	4.38	21.8%	14.1%
1984	16,408	21,680	81,651	---	39	1.15	1.52	5.74	40.7%	---
1985	37,546	21,111	71,584	---	39	2.64	1.48	5.03	---	2.6%
1986	17,905	19,496	72,835	---	38	1.29	1.41	5.25	52.3%	7.7%
1987	21,325	17,653	44,902	---	30	1.95	1.61	4.10	---	9.5%
1988	19,490	17,682	54,881	---	32	1.67	1.51	4.70	8.6%	---
1989	14,167	14,596	47,460	---	29	1.34	1.38	4.49	27.3%	17.5%
1990	16,892	10,830	33,184	---	30	1.54	0.99	3.03	---	25.8%
1991	13,182	9,280	26,715	---	30	1.20	0.85	2.44	22.0%	14.3%
1992	6,739	8,932	23,986	---	38	0.49	0.64	1.73	48.9%	3.8%
1993	8,085	8,439	21,131	---	38	0.58	0.61	1.52	---	5.5%
1994	3,578	7,956	18,451	---	38	0.26	0.57	1.33	55.7%	5.7%
1995	4,921	7,777	16,592	---	38	0.35	0.56	1.20	---	2.2%
1996	1,685	7,715	15,067	---	38	0.12	0.56	1.09	65.8%	0.8%
1997	1,184	6,878	12,118	---	38	0.09	0.50	0.87	29.7%	10.8%
1998	1,245	5,702	9,054	---	38	0.09	0.41	0.65	---	17.1%
1999	471	3,644	4,929	---	38	0.03	0.26	0.36	62.2%	36.1%
2000	911	5,963	7,215	---	38	0.07	0.43	0.52	---	---
2001	704	5,370	5,446	---	33	0.06	0.45	0.45	22.7%	9.9%
2002	398	5,095	3,722	---	33	0.03	0.42	0.31	43.5%	5.1%
2003	36	4,714	2,564	---	33	0.00	0.39	0.21	91.0%	7.5%
2004	0	4,342	2,573	---	33	0.00	0.36	0.21	100.0%	7.9%
2005	175	5,024	3,419	---	33	0.01	0.42	0.28	---	---
2006	0	4,732	3,138	---	33	0.00	0.39	0.26	100.0%	5.8%
2007	0	3,653	8,295	---	34	0.00	0.29	0.67	---	22.8%
2008	0	6,332	11,640	---	31	0.00	0.56	1.03	---	---
2009	0	7,520	5,281	---	32	0.00	0.64	0.45	---	---

	1,357,617	1,186,351	1,203,161	---	---	---	---	---	---	---

Back

Price Data Hub Page

drillinginfo

Lease Information

Lease Name:	FEE LAND #227	LeaseID or GasID:	391, District 10 Texas
Operator:	GRYPHON PRODUCTION COMPANY, LLC (292351292351) Additional Comptroller Info		
Address:	106 E FRANCIS AVE PAMPA, TX 79065-6546		
Phone:	806-665-6692	Fax:	
Oil Gatherer:	(PLAML) PLAINS MARKETING, L.P.		
Address:	P O BOX 4648 HOUSTON, TX 77210-4648		
Phone:	713-646-4143		
Gas Gatherer:	(DCPMI) DCP MIDSTREAM, LP		
Address:	370 17TH ST STE 2500 DENVER, CO 80202		
Phone:	303-595-3331		
Prior Operator:	CALDWELL PRODUCTION CO. INC. (123682)		
Cumulative Production:	1,186,351 BBL, 1,357,617 MCF	Most Recent Production:	12/2009: 21.4 BBL/Day, 0 MCF/Day

Product Price Data

Oil Sales							
Prod Date	Taxpayer Name	Other Party	Gross BBL	Gross $	Gross $/BBL	Trucking Cost	Gravity
11/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	674	50,292	74.617	0	40.10
10/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	513	37,244	72.601	0	38.20
09/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	695	45,142	64.952	0	40.00
08/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	689	46,307	67.209	0	40.70
07/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	524	31,795	60.678	0	42.70
06/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	694	45,720	65.879	0	41.50
05/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	461	24,195	52.484	0	41.80
04/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	673	29,405	43.692	0	42.00
03/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	698	28,840	41.318	0	41.60
02/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	615	20,000	32.52	0	41.90
01/2009	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	677	26,607	39.301	0	41.00
12/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	692	26,753	38.66	0	40.90
11/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	679	37,372	55.04	0	40.50
10/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	334	24,812	74.286	0	42.20
09/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	513	52,239	101.83	0	41.30
08/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	508	57,967	114.108	0	40.50
07/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	686	90,446	131.846	0	40.90
06/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	359	47,356	131.91	0	41.30
05/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	521	64,140	123.109	0	42.60

Gas Sales							
Prod Date	Taxpayer Name	Other Party	Gross MCF	Gross $	Gross $/MCF	Mkt Cost	Commodity
10/2009	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	876	7,178	8.194	0	raw gas
09/2009	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	715	4,959	6.936	0	raw gas
08/2009	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	904	6,066	6.71	0	raw gas
07/2009	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	981	5,950	6.065	0	raw gas
06/2009	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	930	6,092	6.55	0	raw gas
05/2009	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	836	4,596	5.498	0	raw gas
04/2009	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	0	3,188	N/A	0	raw gas
03/2009	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	844	4,274	5.064	0	raw gas
02/2009	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	452	2,414	5.341	0	raw gas
01/2009	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	1,190	7,426	6.24	0	raw gas
12/2008	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	1,092	5,915	5.417	0	raw gas
11/2008	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	806	4,218	5.233	0	raw gas
10/2008	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	355	2,719	7.659	0	raw gas
09/2008	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	605	7,217	11.929	0	raw gas
08/2008	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	618	8,508	13.767	0	raw gas
07/2008	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	774	12,988	16.78	0	raw gas
06/2008	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	542	8,823	16.278	0	raw gas
05/2008	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	801	12,538	15.653	0	raw gas
04/2008	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	755	10,826	14.339	0	raw gas
03/2008	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	509	6,956	13.666	0	raw gas
02/2008	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	788	10,226	12.977	0	raw gas
01/2008	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	780	10,005	12.827	0	raw gas
10/2007	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	338	3,720	11.005	0	raw gas
09/2007	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	888	8,847	9.963	0	raw gas
08/2007	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	797	8,088	10.148	0	raw gas
07/2007	DCP MIDSTREAM, LP (Purchaser),I						

Production Hub Pages

drillinginfo

Field	Operator	Location
PANHANDLE, WEST	GRYPHON PRODUCTION COMPANY, LLC	District: 10; Gray County, Texas
Lease Name	**Gas ID Number**	**Cumulative (since 1970)**
FEE -227-	25318	371 MMCF
	Wells	
	42-179-80350(5)	

See Production Chart - BETA Version

Gas Production

Monthly Production Volume (Logarithmic) vs. Time

Lease Number: 25318 - District: 10; Gray County, Texas


Monthly Production Volume (MCF)
10000
1000
100
10
1
1969
1970
1971
1972
1973
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Production Month
GAS

DrillingInfo One-Page Production Summary

drillinginfo

Tag This Element

API#	42-179-80350
Well#	5
Lease	FEE -227-
Field	PANHANDLE, WEST
Lease Operator	GRYPHON PRODUCTION COMPANY, LLC Well Op History
County	Gray
State	Texas
Location	0.0 null / 0.0 null, I&GN RR CO A-327 Block:3 Section:14
Elevation	---
Date Spud	--
Date TD	--
Logs Run	

Prod.	First Production	Most Recent Production	Cumulative (MCF & BBL)	Gravity (SG & API)	Gatherer
Oil	1/1/62	12/1/09	0	---	
Gas	1/1/62	12/1/09	370,830	0.00	DCPMI

Most Recently Reported Monthly Production (12 Months)

Mo/Yr	Gas (MCF)				Oil (BBL)				Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)
	Produced	Sold	Used	Other	Produced	Sold	Other	Closing						
1/2009	524	524	0	0	0	---	---	0	---	---	---	16.90	0.00	0.00
2/2009	199	199	0	0	0	---	---	0	---	---	---	7.11	0.00	0.00
3/2009	371	371	0	0	0	---	---	0	---	---	---	11.97	0.00	0.00
4/2009	277	277	0	0	0	---	---	0	---	---	---	9.23	0.00	0.00
5/2009	368	368	0	0	0	---	---	0	---	---	---	11.87	0.00	0.00
6/2009	409	409	0	0	0	---	---	0	---	---	---	13.63	0.00	0.00
7/2009	432	432	0	0	0	---	---	0	---	---	---	13.94	0.00	0.00
8/2009	398	398	0	0	0	---	---	0	---	---	---	12.84	0.00	0.00
9/2009	315	315	0	0	0	---	---	0	---	---	---	10.50	0.00	0.00
10/2009	385	385	0	0	0	---	---	0	---	---	---	12.42	0.00	0.00
11/2009	415	415	0	0	0	---	---	0	---	---	---	13.83	0.00	0.00
12/2009	268	---	---	---	0	---	---	0	---	---	---	8.65	0.00	0.00
Totals	4,361	4,093	0	0	0	---	---	---	---	---	---	---	---	---

Annual Production

Year	Gas (MCF)	Oil (BBL)	Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)	Annual Dec. Gas	Annual Dec. Oil
1970	37,190	0	---	---	---	101.95	0.00	0.00	---	---
1971	27,141	0	---	---	---	74.40	0.00	0.00	27.0%	---

DrillingInfo One Page Production Summary

1972	25,187	0	---	---	---	69.04	0.00	0.00	7.2%	---
1973	27,501	0	---	---	---	75.39	0.00	0.00	---	---
1974	24,832	0	---	---	---	68.07	0.00	0.00	9.7%	---
1975	24,604	0	---	---	---	67.45	0.00	0.00	0.9%	---
1976	20,715	0	---	---	---	56.78	0.00	0.00	15.8%	---
1977	18,508	0	---	---	---	50.73	0.00	0.00	10.7%	---
1978	20,697	0	---	---	---	56.74	0.00	0.00	---	---
1979	18,380	0	---	---	---	50.38	0.00	0.00	11.2%	---
1980	16,146	0	---	---	---	44.26	0.00	0.00	12.2%	---
1981	15,112	0	---	---	---	41.43	0.00	0.00	6.4%	---
1982	10,360	0	---	---	---	28.40	0.00	0.00	31.4%	---
1983	12,585	0	---	---	---	34.50	0.00	0.00	---	---
1984	10,487	0	---	---	---	28.75	0.00	0.00	16.7%	---
1985	6,376	0	---	---	---	17.48	0.00	0.00	39.2%	---
1986	5,465	0	---	---	---	14.98	0.00	0.00	14.3%	---
1987	5,368	0	---	---	---	14.71	0.00	0.00	1.8%	---
1988	5,582	0	---	---	---	15.30	0.00	0.00	---	---
1989	4,904	0	---	---	---	13.44	0.00	0.00	12.1%	---
1990	4,828	0	---	---	---	13.23	0.00	0.00	1.5%	---
1991	4,698	0	---	---	---	12.88	0.00	0.00	2.7%	---
1992	4,770	0	---	---	---	13.08	0.00	0.00	---	---
1993	3,672	0	---	---	---	10.07	0.00	0.00	23.0%	---
1994	103	0	---	---	---	0.28	0.00	0.00	97.2%	---
1995	0	0	---	---	---	0.00	0.00	0.00	100.0%	---
1996	0	0	---	---	---	0.00	0.00	0.00	---	---
1997	0	0	---	---	---	0.00	0.00	0.00	---	---
1998	0	0	---	---	---	0.00	0.00	0.00	---	---
1999	0	0	---	---	---	0.00	0.00	0.00	---	---
2000	0	0	---	---	---	0.00	0.00	0.00	---	---
2001	1,682	0	---	---	---	4.61	0.00	0.00	---	---
2002	2,080	0	---	---	---	5.70	0.00	0.00	---	---
2003	2,179	0	---	---	---	5.97	0.00	0.00	---	---
2004	0	0	---	---	---	0.00	0.00	0.00	100.0%	---
2005	0	0	---	---	---	0.00	0.00	0.00	---	---
2006	0	0	---	---	---	0.00	0.00	0.00	---	---
2007	1,611	0	---	---	---	6.62	0.00	0.00	---	---
2008	3,706	0	---	---	---	10.16	0.00	0.00	---	---
2009	4,361	0	---	---	---	11.95	0.00	0.00	---	---

	370,830	0	---	---	---	---	---	---	---	---

Back

Price Data Hub Page

drillinginfo

Lease Information

Lease Name:	FEE -227-	LeaseID or GasID:	25318, Texas
Operator:	GRYPHON PRODUCTION COMPANY, LLC (292351292351) Additional Comptroller Info		
Address:	106 E FRANCIS AVE PAMPA, TX 79065-6546		
Phone:	806-665-6692	Fax:	
Gas Gatherer:	(DCPMI) DCP MIDSTREAM, LP		
Address:	370 17TH ST STE 2500 DENVER, CO 80202		
Phone:	303-595-3331		
Cumulative Production:	0 BBL, 370,830 MCF	Most Recent Production:	12/2009: 0 BBL/Day, 8.6 MCF/Day

Product Price Data

Gas Sales							
Prod Date	Taxpayer Name	Other Party	Gross MCF	Gross $	Gross $/MCF	Mkt Cost	Commodity
08/2007	GRYPHON PRODUCTION COMPANY, LLC (Producer),Y	DCP MIDSTREAM, LP	351	3,826	10.899	0	raw gas
12/2002	CALDWELL PRODUCTION CO INC (Producer),Y	DCP MIDSTREAM, LP	1,987	4,376	2.202	0	raw gas
12/2001	CALDWELL PRODUCTION CO INC (Producer),Y	DUKE ENERGY FIELD SERVICES, LP	1,682	4,688	2.787	0	raw gas
12/2001	CALDWELL PRODUCTION CO INC (Producer),Y	DCP MIDSTREAM, LP	1,682	4,688	2.787	0	raw gas
12/1994	CALDWELL PRODUCTION CO INC (Producer),Y	GPM GAS COMPANY LP	103	158	1.533	0	raw gas

The prices that we report as well head prices are calculated values. They are calculated by taking the total oil and gas lease revenue reported to the Texas State Comptroller's office and dividing that number by the total amount of reported barrels of oil sold or total MCF of gas sold. In many cases the amount of oil or gas sold will be less than the total lease production. In other cases, certain amounts of sold oil or sold gas will be exempted by state law from sales reporting to the Comptroller's office. As a result, often the produced volumes as reported by DI will not reconcile with the volumes reported in the Product Price Data display.

Single Lease Production Chart

Production Hub Pages

drillinginfo

Field	Operator	Location
PANHANDLE, WEST	GRYPHON PRODUCTION COMPANY, LLC	District: 10; Gray County, Texas
Lease Name	**Gas ID Number**	**Cumulative (since 1970)**
FEE -227-	25319	217 MMCF
Wells		
42-179-80351(14)		

See Production Chart - BETA Version

Gas Production

Monthly Production Volume (Logarithmic) vs. Time

Lease Number: 25319 - District: 10; Gray County, Texas


Monthly Production Volume (MCF)
10000
1000
100
10
1
1969
1970
1971
1972
1973
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Production Month
GAS
© 2010 DrillingInfo, Inc.

DrillingInfo One-Page Production Summary

drillinginfo

Tag This Element

API#	42-179-80351
Well#	14
Lease	FEE -227-
Field	PANHANDLE, WEST
Lease Operator	GRYPHON PRODUCTION COMPANY, LLC Well Op History
County	Gray
State	Texas
Location	0.0 null / 0.0 null, I&GN RR CO A-327 Block:3 Section:14
Elevation	---
Date Spud	--
Date TD	--
Logs Run	

Prod.	First Production	Most Recent Production	Cumulative (MCF & BBL)	Gravity (SG & API)	Gatherer
Oil	1/1/62	12/1/09	0	---	
Gas	1/1/62	12/1/09	216,803	0.00	DCPMI

Most Recently Reported Monthly Production (12 Months)

Mo/Yr	Gas (MCF)				Oil (BBL)				Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)
	Produced	Sold	Used	Other	Produced	Sold	Other	Closing						
1/2009	666	666	0	0	0	---	---	0	---	---	---	21.48	0.00	0.00
2/2009	253	253	0	0	0	---	---	0	---	---	---	9.04	0.00	0.00
3/2009	473	473	0	0	0	---	---	0	---	---	---	15.26	0.00	0.00
4/2009	352	352	0	0	0	---	---	0	---	---	---	11.73	0.00	0.00
5/2009	468	468	0	0	0	---	---	0	---	---	---	15.10	0.00	0.00
6/2009	521	521	0	0	0	---	---	0	---	---	---	17.37	0.00	0.00
7/2009	549	549	0	0	0	---	---	0	---	---	---	17.71	0.00	0.00
8/2009	506	506	0	0	0	---	---	0	---	---	---	16.32	0.00	0.00
9/2009	400	400	0	0	0	---	---	0	---	---	---	13.33	0.00	0.00
10/2009	491	491	0	0	0	---	---	0	---	---	---	15.84	0.00	0.00
11/2009	528	528	0	0	0	---	---	0	---	---	---	17.60	0.00	0.00
12/2009	341	---	---	---	0	---	---	0	---	---	---	11.00	0.00	0.00
Totals	5,548	5,207	0	0	0	---	---	---	---	---	---	---	---	---

Annual Production

Year	Gas (MCF)	Oil (BBL)	Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)	Annual Dec. Gas	Annual Dec. Oil
1970	10,538	0	---	---	---	28.89	0.00	0.00	---	---
1971	10,273	0	---	---	---	28.16	0.00	0.00	2.5%	

1972	10,588	0	---	---	---	29.02	0.00	0.00	---	---
1973	10,264	0	---	---	---	28.14	0.00	0.00	3.1%	---
1974	8,860	0	---	---	---	24.29	0.00	0.00	13.7%	---
1975	10,210	0	---	---	---	27.99	0.00	0.00	---	---
1976	9,923	0	---	---	---	27.20	0.00	0.00	2.8%	---
1977	11,796	0	---	---	---	32.34	0.00	0.00	---	---
1978	15,823	0	---	---	---	43.37	0.00	0.00	---	---
1979	12,541	0	---	---	---	34.38	0.00	0.00	20.7%	---
1980	11,950	0	---	---	---	32.76	0.00	0.00	4.7%	---
1981	8,677	0	---	---	---	23.79	0.00	0.00	27.4%	---
1982	8,651	0	---	---	---	23.71	0.00	0.00	0.3%	---
1983	8,237	0	---	---	---	22.58	0.00	0.00	4.8%	---
1984	7,299	0	---	---	---	20.01	0.00	0.00	11.4%	---
1985	5,441	0	---	---	---	14.92	0.00	0.00	25.5%	---
1986	4,509	0	---	---	---	12.36	0.00	0.00	17.1%	---
1987	3,392	0	---	---	---	9.30	0.00	0.00	24.8%	---
1988	3,096	0	---	---	---	8.49	0.00	0.00	8.7%	---
1989	2,960	0	---	---	---	8.11	0.00	0.00	4.4%	---
1990	3,442	0	---	---	---	9.44	0.00	0.00	---	---
1991	2,400	0	---	---	---	6.58	0.00	0.00	30.3%	---
1992	1,895	0	---	---	---	5.19	0.00	0.00	21.0%	---
1993	1,624	0	---	---	---	4.45	0.00	0.00	14.3%	---
1994	2,407	0	---	---	---	6.60	0.00	0.00	---	---
1995	4,095	0	---	---	---	11.23	0.00	0.00	---	---
1996	3,724	0	---	---	---	10.21	0.00	0.00	9.1%	---
1997	3,111	0	---	---	---	8.53	0.00	0.00	16.5%	---
1998	352	0	---	---	---	0.96	0.00	0.00	88.7%	---
1999	0	0	---	---	---	0.00	0.00	0.00	100.0%	---
2000	0	0	---	---	---	0.00	0.00	0.00	---	---
2001	1,927	0	---	---	---	5.28	0.00	0.00	---	---
2002	1,822	0	---	---	---	4.99	0.00	0.00	5.4%	---
2003	2,660	0	---	---	---	7.29	0.00	0.00	---	---
2004	0	0	---	---	---	0.00	0.00	0.00	100.0%	---
2005	0	0	---	---	---	0.00	0.00	0.00	---	---
2006	0	0	---	---	---	0.00	0.00	0.00	---	---
2007	2,049	0	---	---	---	8.43	0.00	0.00	---	---
2008	4,719	0	---	---	---	12.94	0.00	0.00	---	---
2009	5,548	0	---	---	---	15.21	0.00	0.00	---	---

	216,803	0	---	---	---	---	---	---	---	---

Back

Price Data Hub Page

drillinginfo

Lease Information

Lease Name:	FEE -227-	LeaseID or GasID:	25319, Texas
Operator:	GRYPHON PRODUCTION COMPANY, LLC (292351292351) Additional Comptroller Info		
Address:	106 E FRANCIS AVE PAMPA, TX 79065-6546		
Phone:	806-665-6692	Fax:	
Gas Gatherer:	(DCPMI) DCP MIDSTREAM, LP		
Address:	370 17TH ST STE 2500 DENVER, CO 80202		
Phone:	303-595-3331		
Cumulative Production:	0 BBL, 216,803 MCF	Most Recent Production:	12/2009: 0 BBL/Day, 11 MCF/Day

Product Price Data

Oil Sales

Prod Date	Taxpayer Name	Other Party	Gross BBL	Gross $	Gross $/BBL	Trucking Cost	Gravity
01/2000	EXXONMOBIL OIL CORPORATION (Purchaser),I	CALDWELL PRODUCTION CO INC	747	18,322	24.528	0	40.00
12/1999	EXXONMOBIL OIL CORPORATION (Purchaser),I	CALDWELL PRODUCTION CO INC	186	4,449	23.918	0	40.00
11/1999	EXXONMOBIL OIL CORPORATION (Purchaser),I	CALDWELL PRODUCTION CO INC	741	17,068	23.034	0	40.00
10/1999	EXXONMOBIL OIL CORPORATION (Purchaser),I	CALDWELL PRODUCTION CO INC	369	7,618	20.646	0	40.00
09/1999	EXXONMOBIL OIL CORPORATION (Purchaser),I	CALDWELL PRODUCTION CO INC	537	11,661	21.714	0	40.00
08/1999	EXXONMOBIL OIL CORPORATION (Purchaser),I	CALDWELL PRODUCTION CO INC	930	17,960	19.312	0	40.00
07/1999	EXXONMOBIL OIL CORPORATION (Purchaser),I	CALDWELL PRODUCTION CO INC	174	3,172	18.23	0	40.00
04/1999	EXXONMOBIL OIL CORPORATION (Purchaser),I	CALDWELL PRODUCTION CO INC	185	2,839	15.348	0	40.00
03/1999	EXXONMOBIL OIL CORPORATION (Purchaser),I	CALDWELL PRODUCTION CO INC	174	2,221	12.765	0	40.00
01/1999	EXXONMOBIL OIL CORPORATION (Purchaser),I	CALDWELL PRODUCTION CO INC	170	1,589	9.349	0	40.20

Gas Sales

Prod Date	Taxpayer Name	Other Party	Gross MCF	Gross $	Gross $/MCF	Mkt Cost	Commodity
08/2007	GRYPHON PRODUCTION COMPANY, LLC (Producer),Y	DCP MIDSTREAM, LP	446	4,869	10.917	0	raw gas
12/2002	CALDWELL PRODUCTION CO INC (Producer),Y	DCP MIDSTREAM, LP	2,360	5,140	2.178	0	raw gas
12/2001	CALDWELL PRODUCTION CO INC (Producer),Y	DUKE ENERGY FIELD SERVICES, LP	1,927	5,675	2.945	0	raw gas
12/2001	CALDWELL PRODUCTION CO INC (Producer),Y	DCP MIDSTREAM, LP	1,927	5,675	2.945	0	raw gas
12/1998	CALDWELL PRODUCTION CO INC (Producer),Y	GPM GAS COMPANY LP	352	616	1.749	0	raw gas
03/1998	GPM GAS COMPANY LP (Purchaser),I	CALDWELL PRODUCTION CO INC	33	59	1.782	0	raw gas
02/1998	GPM GAS COMPANY LP (Purchaser),I	CALDWELL PRODUCTION CO INC	258	450	1.745	0	raw gas
01/1998	GPM GAS COMPANY LP (Purchaser),I	CALDWELL PRODUCTION CO INC	61	106	1.745	0	raw gas
	GPM GAS COMPANY LP	CALDWELL PRODUCTION					

12/1997	(Purchaser),I	CO INC	252	440	1.745	0	raw gas
12/1997	CALDWELL PRODUCTION CO INC (Producer),Y	GPM GAS COMPANY LP	3,111	5,430	1.745	0	raw gas
11/1997	GPM GAS COMPANY LP (Purchaser),I	CALDWELL PRODUCTION CO INC	388	677	1.745	0	raw gas
10/1997	GPM GAS COMPANY LP (Purchaser),I	CALDWELL PRODUCTION CO INC	312	545	1.745	0	raw gas
09/1997	GPM GAS COMPANY LP (Purchaser),I	CALDWELL PRODUCTION CO INC	311	543	1.745	0	raw gas
08/1997	GPM GAS COMPANY LP (Purchaser),I	CALDWELL PRODUCTION CO INC	288	503	1.745	0	raw gas
07/1997	GPM GAS COMPANY LP (Purchaser),I	CALDWELL PRODUCTION CO INC	267	466	1.745	0	raw gas
06/1997	GPM GAS COMPANY LP (Purchaser),I	CALDWELL PRODUCTION CO INC	273	476	1.745	0	raw gas
05/1997	GPM GAS COMPANY LP (Purchaser),I	CALDWELL PRODUCTION CO INC	228	398	1.745	0	raw gas
04/1997	GPM GAS COMPANY LP (Purchaser),I	CALDWELL PRODUCTION CO INC	217	379	1.745	0	raw gas
03/1997	GPM GAS COMPANY LP (Purchaser),I	CALDWELL PRODUCTION CO INC	168	293	1.745	0	raw gas
02/1997	GPM GAS COMPANY LP (Purchaser),I	CALDWELL PRODUCTION CO INC	165	288	1.745	0	raw gas
01/1997	GPM GAS COMPANY LP (Purchaser),I	CALDWELL PRODUCTION CO INC	242	422	1.745	0	raw gas
12/1996	GPM GAS COMPANY LP (Purchaser),I	CALDWELL PRODUCTION CO INC	313	546	1.745	0	raw gas
12/1996	CALDWELL PRODUCTION CO INC (Producer),Y	GPM GAS COMPANY LP	3,724	6,460	1.735	0	raw gas
11/1996	GPM GAS COMPANY LP (Purchaser),I	CALDWELL PRODUCTION CO INC	330	572	1.734	0	raw gas
10/1996	GPM GAS COMPANY LP (Purchaser),I	CALDWELL PRODUCTION CO INC	287	498	1.734	0	raw gas
09/1996	GPM GAS COMPANY LP (Purchaser),I	CALDWELL PRODUCTION CO INC	343	595	1.734	0	raw gas
08/1996	GPM GAS COMPANY LP (Purchaser),I	CALDWELL PRODUCTION CO INC	352	610	1.734	0	raw gas
07/1996	GPM GAS COMPANY LP (Purchaser),I	CALDWELL PRODUCTION CO INC	336	582	1.734	0	raw gas
06/1996	GPM GAS COMPANY LP (Purchaser),I	CALDWELL PRODUCTION CO INC	276	478	1.734	0	raw gas
05/1996	GPM GAS COMPANY LP (Purchaser),I	CALDWELL PRODUCTION CO INC	275	477	1.734	0	raw gas
04/1996	GPM GAS COMPANY LP (Purchaser),I	CALDWELL PRODUCTION CO INC	321	556	1.734	0	raw gas
03/1996	GPM GAS COMPANY LP (Purchaser),I	CALDWELL PRODUCTION CO INC	258	447	1.734	0	raw gas
02/1996	GPM GAS COMPANY LP (Purchaser),I	CALDWELL PRODUCTION CO INC	294	510	1.734	0	raw gas
01/1996	GPM GAS COMPANY LP (Purchaser),I	CALDWELL PRODUCTION CO INC	339	588	1.734	0	raw gas
12/1995	CALDWELL PRODUCTION CO INC (Producer),Y	GPM GAS COMPANY LP	4,095	7,088	1.731	0	raw gas
12/1995	GPM GAS COMPANY LP (Purchaser),I	CALDWELL PRODUCTION CO INC	346	600	1.734	0	raw gas
11/1995	GPM GAS COMPANY LP (Purchaser),I	CALDWELL PRODUCTION CO INC	345	598	1.734	0	raw gas
10/1995	GPM GAS COMPANY LP (Purchaser),I	CALDWELL PRODUCTION CO INC	341	591	1.734	0	raw gas
09/1995	GPM GAS COMPANY LP (Purchaser),I	CALDWELL PRODUCTION CO INC	367	636	1.734	0	raw gas

Production Hub Pages

drillinginfo

Field	Operator	Location
PANHANDLE GRAY COUNTY FIELD	GRYPHON PRODUCTION COMPANY, LLC	District: 10; Gray County, Texas
Lease Name	**Oil Lease Number**	**Cumulative (since 1970)**
HOOD, J. A.	336	21,485 BO; 0 MMCF
Wells		
42-179-81775(1) 42-179-81776(2)		

See Production Chart - BETA Version

Oil and Casinghead Gas Production

Monthly Production Volume (Logarithmic) vs. Time

Lease Number: 336 - District: 10; Gray County, Texas


Monthly Production Volume (BO or MCF)
1000
100
10
1
1969 1970 1971 1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Production Month
GAS OIL WATER

DrillingInfo One-Page Production Summary

drillinginfo

Tag This Element

API#	42-179-81775
Well#	1
Lease	HOOD, J. A.
Field	PANHANDLE GRAY COUNTY FIELD
Lease Operator	GRYPHON PRODUCTION COMPANY, LLC Well Op History
County	Gray
State	Texas
Location	,
Elevation	---
Date Spud	--
Date TD	--
Logs Run	

Prod.	First Production	Most Recent Production	Cumulative (MCF & BBL)	Gravity (SG & API)	Gatherer
Oil	1/1/37	12/1/09	21,485	0.00	PLAML
Gas	1/1/37	12/1/09	387	---	

Most Recently Reported Monthly Production (12 Months)

Mo/Yr	Gas (MCF)				Oil (BBL)				Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)
	Produced	Sold	Used	Other	Produced	Sold	Other	Closing						
1/2009	0	---	---	---	17	83	0	28	52	---	2	0.00	0.27	0.84
2/2009	0	---	---	---	81	---	---	109	240	---	2	0.00	1.45	4.29
3/2009	0	---	---	---	53	84	0	78	153	---	2	0.00	0.85	2.47
4/2009	0	---	---	---	75	81	0	72	211	---	2	0.00	1.25	3.52
5/2009	0	---	---	---	1	---	---	73	1	---	2	0.00	0.02	0.02
6/2009	0	---	---	---	41	46	0	68	---	---	2	0.00	0.68	0.00
7/2009	0	---	---	---	45	81	0	32	---	---	2	0.00	0.73	0.00
8/2009	0	---	---	---	52	50	0	34	---	---	2	0.00	0.84	0.00
9/2009	0	---	---	---	35	---	---	69	---	---	2	0.00	0.58	0.00
10/2009	0	---	---	---	0	---	---	69	---	---	2	0.00	0.00	0.00
11/2009	0	---	---	---	39	77	0	31	---	---	2	0.00	0.65	0.00
12/2009	0	---	---	---	29	---	---	60	---	---	2	0.00	0.47	0.00
Totals	0	---	---	---	468	502	0	---	657	---	---	---	---	---

Annual Production

Year	Gas (MCF)	Oil (BBL)	Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)	Annual Dec. Gas	Annual Dec. Oil
1970	12	1,005	---	---	2	0.03	2.75	0.00	---	---
1971	12	1,029	---	---	2	0.02	1.41	0.00	---	---

43

1972	12	920	---	---	2	0.02	1.26	0.00	---	10.6%
1973	12	962	---	---	2	0.02	1.32	0.00	---	---
1974	12	1,054	---	---	2	0.02	1.44	0.00	---	---
1975	12	1,000	---	---	2	0.02	1.37	0.00	---	5.1%
1976	12	985	---	---	2	0.02	1.35	0.00	---	1.5%
1977	12	921	271	2	2	0.01	0.63	0.19	---	6.5%
1978	12	866	832	---	2	0.02	1.19	1.14	---	6.0%
1979	12	902	602	---	2	0.02	1.24	0.83	---	---
1980	12	931	328	---	2	0.02	1.28	0.45	---	---
1981	12	973	108	---	2	0.02	1.33	0.15	---	---
1982	12	877	486	---	2	0.02	1.20	0.67	---	9.9%
1983	12	805	505	---	2	0.02	1.10	0.69	---	8.2%
1984	12	604	236	---	2	0.02	0.83	0.32	---	25.0%
1985	12	760	430	---	2	0.02	1.04	0.59	---	---
1986	12	683	454	---	2	0.02	0.94	0.62	---	10.1%
1987	12	966	1,022	2	2	0.01	0.66	0.70	---	---
1988	12	715	2,438	---	2	0.02	0.98	3.34	---	26.0%
1989	11	418	1,537	---	2	0.02	0.57	2.11	8.3%	41.5%
1990	9	510	1,856	---	2	0.01	0.70	2.54	18.2%	---
1991	12	256	913	---	2	0.02	0.35	1.25	---	49.8%
1992	12	12	28	---	2	0.02	0.02	0.04	---	95.3%
1993	12	12	24	---	2	0.02	0.02	0.03	---	---
1994	2	2	4	---	2	0.00	0.00	0.01	83.3%	83.3%
1995	0	401	1,337	---	2	0.00	0.55	1.83	100.0%	---
1996	0	483	1,588	---	2	0.00	0.66	2.18	---	---
1997	0	182	586	---	2	0.00	0.25	0.80	---	62.3%
1998	0	152	478	---	2	0.00	0.21	0.66	---	16.5%
1999	0	62	184	---	2	0.00	0.08	0.25	---	59.2%
2000	0	25	69	---	2	0.00	0.03	0.09	---	59.7%
2001	0	53	148	---	1	0.00	0.15	0.41	---	---
2002	0	31	59	---	1	0.00	0.08	0.16	---	41.5%
2003	0	20	21	---	1	0.00	0.05	0.06	---	35.5%
2004	0	88	89	---	1	0.00	0.24	0.24	---	---
2005	101	270	153	---	1	0.28	0.74	0.42	---	---
2006	0	220	139	---	1	0.00	0.60	0.38	100.0%	18.5%
2007	0	358	1,061	---	2	0.00	0.49	1.45	---	---
2008	0	504	1,760	---	2	0.00	0.69	2.41	---	---
2009	0	468	657	---	2	0.00	0.64	0.90	---	7.1%

	387	21,485	20,403	---	---	---	---	---	---	---

Back

Price Data Hub Page

drillinginfo

Lease Information

Lease Name:	HOOD, J. A.	LeaseID or GasID: 336, District 10 Texas	
Operator:	GRYPHON PRODUCTION COMPANY, LLC (292351292351) Additional Comptroller Info		
Address:	106 E FRANCIS AVE PAMPA, TX 79065-6546		
Phone:	806-665-6692	Fax:	
Oil Gatherer:	(PLAML) PLAINS MARKETING, L.P.		
Address:	P O BOX 4648 HOUSTON, TX 77210-4648		
Phone:	713-646-4143		
Prior Operator:	CALDWELL PRODUCTION CO. INC. (123682)		
Cumulative Production:	21,485 BBL, 387 MCF	Most Recent Production:	12/2009: 0.9 BBL/Day, 0 MCF/Day

Product Price Data

Oil Sales

Prod Date	Taxpayer Name	Other Party	Gross BBL	Gross $	Gross $/BBL	Trucking Cost	Gravity
11/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	77	5,775	75.001	0	40.40
08/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	50	3,343	66.854	0	41.60
07/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	81	4,909	60.604	0	41.00
06/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	46	3,039	66.072	0	41.50
04/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	81	3,545	43.761	0	37.50
03/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	84	3,482	41.457	0	44.10
01/2000	CONOCOPHILLIPS COMPANY (Purchaser),M	CALDWELL PRODUCTION CO INC	67	1,667	24.887	0	19.00

Gas Sales

Prod Date	Taxpayer Name	Other Party	Gross MCF	Gross $	Gross $/MCF	Mkt Cost	Commodity
03/2000	MEGG LP (Producer),M	GPM GAS COMPANY LLC	568	1,927	3.393	0	raw gas

The prices that we report as well head prices are calculated values. They are calculated by taking the total oil and gas lease revenue reported to the Texas State Comptroller's office and dividing that number by the total amount of reported barrels of oil sold or total MCF of gas sold. In many cases the amount of oil or gas sold will be less than the total lease production. In other cases, certain amounts of sold oil or sold gas will be exempted by state law from sales reporting to the Comptroller's office. As a result, often the produced volumes as reported by DI will not reconcile with the volumes reported in the Product Price Data display.

Single Lease Production Chart

Production Hub Pages

drillinginfo

Field	Operator	Location
PANHANDLE GRAY COUNTY FIELD	GRYPHON PRODUCTION COMPANY, LLC	District: 10; Gray County, Texas
Lease Name	**Oil Lease Number**	**Cumulative (since 1970)**
HOOD	677	45,258 BO; 18 MMCF
Wells		
42-179-07613(2W) 42-179-83555(1) 42-179-83557(3)		

See Production Chart - BETA Version

Oil and Casinghead Gas Production

Monthly Production Volume (Logarithmic) vs. Time

Lease Number: 677 - District: 10; Gray County, Texas


Monthly Production Volume (BO or MCF)
10000
1000
100
10
1
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Production Month
GAS
OIL
WATER

DrillingInfo One-Page Production Summary

drillinginfo

Tag This Element

API#	42-179-07613
Well#	2W
Lease	HOOD
Field	PANHANDLE GRAY COUNTY FIELD
Lease Operator	GRYPHON PRODUCTION COMPANY, LLC Well Op History
County	Gray
State	Texas
Location	0.0 null / 0.0 null, I&GN RR CO A-346 Block:3 Section:33
Elevation	2992 GR
Date Spud	--
Date TD	--
Logs Run	

Prod.	First Production	Most Recent Production	Cumulative (MCF & BBL)	Gravity (SG & API)	Gatherer
Oil	5/1/33	12/1/09	45,258	0.00	PLAML
Gas	5/1/33	12/1/09	17,670	---	

Most Recently Reported Monthly Production (12 Months)

Mo/Yr	Gas (MCF)				Oil (BBL)				Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)
	Produced	Sold	Used	Other	Produced	Sold	Other	Closing						
1/2009	0	---	---	---	17	83	0	28	89	---	2	0.00	0.27	1.44
2/2009	0	---	---	---	81	---	---	109	382	---	2	0.00	1.45	6.82
3/2009	0	---	---	---	53	84	0	78	222	---	2	0.00	0.85	3.58
4/2009	0	---	---	---	75	81	0	72	277	---	2	0.00	1.25	4.62
5/2009	0	---	---	---	1	---	---	73	2	---	2	0.00	0.02	0.03
6/2009	0	---	---	---	41	46	0	68	---	---	2	0.00	0.68	0.00
7/2009	0	---	---	---	45	81	0	32	---	---	2	0.00	0.73	0.00
8/2009	0	---	---	---	52	50	0	34	---	---	2	0.00	0.84	0.00
9/2009	0	---	---	---	35	---	---	69	---	---	2	0.00	0.58	0.00
10/2009	0	---	---	---	0	---	---	69	---	---	2	0.00	0.00	0.00
11/2009	0	---	---	---	39	77	0	31	---	---	2	0.00	0.65	0.00
12/2009	0	---	---	---	41	---	---	72	---	---	2	0.00	0.66	0.00
Totals	0	---	---	---	480	502	0	---	972	---	---	---	---	---

Annual Production

Year	Gas (MCF)	Oil (BBL)	Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)	Annual Dec. Gas	Annual Dec. Oil
1970	2,920	1,899	---	---	2	8.00	5.21	0.00	---	---
1971	2,920	1,553	---	---	2	4.00	2.13	0.00	---	18.2%

DrillingInfo One Page Production Summary

1972	2,928	2,223	---	---	2	4.01	3.05	0.00	---	---
1973	2,300	2,079	---	---	2	3.15	2.85	0.00	21.4%	6.5%
1974	1,460	1,901	---	---	2	2.00	2.61	0.00	36.5%	8.6%
1975	1,464	1,606	---	---	2	2.01	2.20	0.00	---	15.5%
1976	1,464	1,706	---	---	2	2.01	2.34	0.00	---	---
1977	1,202	1,763	4,580	---	2	1.65	2.42	6.28	17.9%	---
1978	652	1,796	17,288	---	2	0.89	2.46	23.70	45.8%	---
1979	178	1,779	5,646	---	2	0.24	2.44	7.74	72.7%	0.9%
1980	12	1,362	2,131	---	2	0.02	1.87	2.92	93.3%	23.4%
1981	23	1,434	2,210	---	2	0.03	1.97	3.03	---	---
1982	12	1,185	2,089	---	2	0.02	1.62	2.86	47.8%	17.4%
1983	12	1,035	2,311	---	2	0.02	1.42	3.17	---	12.7%
1984	12	1,269	3,084	---	2	0.02	1.74	4.23	---	---
1985	12	1,322	4,828	---	2	0.02	1.81	6.62	---	---
1986	12	508	1,649	---	2	0.02	0.70	2.26	---	61.6%
1987	12	244	297	---	1	0.03	0.67	0.81	---	52.0%
1988	12	239	436	---	1	0.03	0.66	1.20	---	2.0%
1989	12	224	417	---	1	0.03	0.61	1.14	---	6.3%
1990	12	1,388	2,434	---	1	0.03	3.80	6.67	---	---
1991	7	1,208	1,969	---	2	0.01	1.66	2.70	41.7%	13.0%
1992	12	1,306	1,996	---	2	0.02	1.79	2.74	---	---
1993	12	1,124	1,582	---	2	0.02	1.54	2.17	---	13.9%
1994	8	1,291	1,658	---	2	0.01	1.77	2.27	33.3%	---
1995	0	1,015	1,179	---	2	0.00	1.39	1.62	100.0%	21.4%
1996	0	869	911	---	2	0.00	1.19	1.25	---	14.4%
1997	0	861	797	---	2	0.00	1.18	1.09	---	0.9%
1998	0	922	756	---	2	0.00	1.26	1.04	---	---
1999	0	1,241	855	---	2	0.00	1.70	1.17	---	---
2000	0	1,187	684	---	2	0.00	1.63	0.94	---	4.4%
2001	0	938	434	---	2	0.00	1.29	0.59	---	21.0%
2002	0	753	327	---	2	0.00	1.03	0.45	---	19.7%
2003	0	840	417	---	2	0.00	1.15	0.57	---	---
2004	0	385	---	---	2	0.00	0.53	0.00	---	54.2%
2005	0	524	245	---	2	0.00	0.72	0.34	---	---
2006	0	637	420	---	2	0.00	0.87	0.58	---	---
2007	0	611	5,523	---	2	0.00	0.84	7.57	---	4.1%
2008	0	551	4,364	---	2	0.00	0.76	5.98	---	9.8%
2009	0	480	972	---	2	0.00	0.66	1.33	---	12.9%

	17,670	45,258	74,489	---	---	---	---	---	---	---

Back

Price Data Hub Page

Lease Information

Lease Name:	HOOD	LeaseID or GasID:	677, District 10 Texas
Operator:	GRYPHON PRODUCTION COMPANY, LLC (292351292351) Additional Comptroller Info		
Address:	106 E FRANCIS AVE PAMPA, TX 79065-6546		
Phone:	806-665-6692	Fax:	
Oil Gatherer:	(PLAML) PLAINS MARKETING, L.P.		
Address:	P O BOX 4648 HOUSTON, TX 77210-4648		
Phone:	713-646-4143		
Prior Operator:	CALDWELL PRODUCTION CO. INC. (123682)		
Cumulative Production:	45,258 BBL, 17,670 MCF	Most Recent Production:	12/2009: 1.3 BBL/Day, 0 MCF/Day

Product Price Data

Oil Sales							
Prod Date	Taxpayer Name	Other Party	Gross BBL	Gross $	Gross $/BBL	Trucking Cost	Gravity
11/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	77	5,774	74.992	0	40.40
08/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	50	3,342	66.841	0	41.60
07/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	81	4,908	60.597	0	41.00
06/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	46	3,039	66.072	0	41.50
04/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	81	3,545	43.761	0	37.50
03/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	84	3,482	41.452	0	44.10
01/2009	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	167	6,553	39.238	0	39.80
11/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	176	9,699	55.109	0	39.70
10/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	144	10,657	74.004	0	45.20
09/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	173	17,619	101.841	0	40.70
07/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	175	23,085	131.916	0	39.30
03/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	151	15,465	102.416	0	41.80
01/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	145	13,073	90.161	0	40.00
11/2007	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	0	0	N/A	0	39.40
10/2007	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	172	14,317	83.237	0	40.10
09/2007	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	177	13,593	76.798	0	40.60
08/2007	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	203	14,183	69.867	0	39.90
05/2007	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	178	10,901	61.24	0	39.70
12/2006	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	CALDWELL PRODUCTION CO INC	172	10,258	59.637	0	39.50
09/2006	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	CALDWELL PRODUCTION CO INC	179	11,042	61.685	0	39.50
08/2006	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	CALDWELL PRODUCTION CO INC	179	12,657	70.711	0	39.50

Single Lease Production Chart

Production Hub Pages

drillinginfo

Field	Operator	Location
PANHANDLE GRAY COUNTY FIELD	GRYPHON PRODUCTION COMPANY, LLC	District: 10; Gray County, Texas
Lease Name	**Oil Lease Number**	**Cumulative (since 1970)**
MERTEN, H. H.	332	241,326 BO; 455 MMCF

Wells

42-179-07420(16W) 42-179-81748(4) 42-179-81749(6) 42-179-81750(7)
42-179-81751(8) 42-179-81752(9) 42-179-81753(10) 42-179-81754(11)
42-179-81755(12) 42-179-81756(13) 42-179-81757(15) 42-179-81759(18)
42-179-81760(19)

See Production Chart - BETA Version

Oil and Casinghead Gas Production

Monthly Production Volume (Logarithmic) vs. Time

Lease Number: 332 - District: 10; Gray County, Texas



Monthly Production Volume (BO or MCF)
10000
1000
100
10
1
1969
1970
1971
1972
1973
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Production Month
GAS OIL WATER

DrillingInfo One-Page Production Summary

drillinginfo

Tag This Element

API#	42-179-81757
Well#	15
Lease	MERTEN, H. H.
Field	PANHANDLE GRAY COUNTY FIELD
Lease Operator	GRYPHON PRODUCTION COMPANY, LLC Well Op History
County	Gray
State	Texas
Location	0.0 null / 0.0 null, I&GN RR CO A-400 Block:3 Section:87
Elevation	---
Date Spud	--
Date TD	--
Logs Run	

Prod.	First Production	Most Recent Production	Cumulative (MCF & BBL)	Gravity (SG & API)	Gatherer
Oil	1/1/37	12/1/09	241,326	0.00	PLAML
Gas	1/1/37	12/1/09	454,850	---	DCPMI

Most Recently Reported Monthly Production (12 Months)

Mo/Yr	Gas (MCF)				Oil (BBL)				Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)
	Produced	Sold	Used	Other	Produced	Sold	Other	Closing						
1/2009	633	633	0	0	27	---	---	65	---	---	5	4.08	0.17	0.00
2/2009	377	377	0	0	118	162	0	21	---	---	5	2.69	0.84	0.00
3/2009	312	312	0	0	127	---	---	148	---	---	5	2.01	0.82	0.00
4/2009	263	263	0	0	209	330	0	27	---	---	5	1.75	1.39	0.00
5/2009	343	343	0	0	127	135	0	19	---	---	5	2.21	0.82	0.00
6/2009	561	561	0	0	264	175	0	108	---	---	5	3.74	1.76	0.00
7/2009	572	572	0	0	110	172	0	46	---	---	5	3.69	0.71	0.00
8/2009	446	446	0	0	170	168	0	48	---	---	5	2.88	1.10	0.00
9/2009	235	235	0	0	157	158	0	47	---	---	8	0.98	0.65	0.00
10/2009	284	284	0	0	165	166	0	46	---	---	8	1.15	0.67	0.00
11/2009	400	400	0	0	158	158	0	46	---	---	8	1.67	0.66	0.00
12/2009	277	---	---	---	131	143	0	34	---	---	8	1.12	0.53	0.00
Totals	4,703	4,426	0	0	1,763	1,767	0	---	---	---	---	---	---	---

Annual Production

Year	Gas (MCF)	Oil (BBL)	Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)	Annual Dec. Gas	Annual Dec. Oil
1970	41,885	11,471	---	---	16	114.82	31.44	0.00	---	---
1971	37,074	8,148	---	12	13	4.07	0.89	0.00	11.5%	29.0%

DrillingInfo One Page Production Summary

1972	27,586	12,759	---	---	12	6.30	2.91	0.00	25.6%	---
1973	25,941	19,132	---	---	12	5.93	4.37	0.00	6.0%	---
1974	24,991	20,558	---	---	12	5.71	4.70	0.00	3.7%	---
1975	24,973	19,586	---	---	12	5.70	4.47	0.00	0.1%	4.7%
1976	21,790	16,274	---	---	12	4.98	3.72	0.00	12.7%	16.9%
1977	20,435	13,829	2,797	---	12	4.67	3.16	0.64	6.2%	15.0%
1978	17,368	10,392	5,622	---	12	3.97	2.37	1.28	15.0%	24.9%
1979	17,688	9,595	4,535	---	12	4.04	2.19	1.04	---	7.7%
1980	18,000	8,360	6,238	---	12	4.11	1.91	1.42	---	12.9%
1981	17,190	6,051	16,517	---	12	3.93	1.38	3.77	4.5%	27.6%
1982	17,861	7,668	14,247	---	12	4.08	1.75	3.25	---	---
1983	15,973	6,758	18,676	---	12	3.65	1.54	4.27	10.6%	11.9%
1984	12,480	6,482	17,437	---	12	2.85	1.48	3.98	21.9%	4.1%
1985	10,144	5,599	17,912	---	12	2.32	1.28	4.09	18.7%	13.6%
1986	7,753	5,355	16,585	---	12	1.77	1.22	3.79	23.6%	4.4%
1987	7,476	4,864	20,081	---	12	1.71	1.11	4.59	3.6%	9.2%
1988	8,935	5,910	16,010	---	12	2.04	1.35	3.66	---	---
1989	7,413	4,273	2,796	---	12	1.69	0.98	0.64	17.0%	27.7%
1990	7,260	3,304	2,318	---	12	1.66	0.75	0.53	2.1%	22.7%
1991	5,235	3,491	2,608	---	12	1.20	0.80	0.60	27.9%	---
1992	4,408	2,369	1,865	---	12	1.01	0.54	0.43	15.8%	32.1%
1993	3,807	2,493	2,074	---	12	0.87	0.57	0.47	13.6%	---
1994	5,452	2,616	2,285	---	12	1.25	0.60	0.52	---	---
1995	5,771	2,938	2,716	---	12	1.32	0.67	0.62	---	---
1996	2,668	2,374	2,299	---	12	0.61	0.54	0.53	53.8%	19.2%
1997	1,334	1,970	1,983	---	12	0.30	0.45	0.45	50.0%	17.0%
1998	3,538	2,048	2,159	---	12	0.81	0.47	0.49	---	---
1999	3,495	1,327	1,453	---	12	0.80	0.30	0.33	1.2%	35.2%
2000	4,174	1,976	2,246	---	6	1.91	0.90	1.03	---	---
2001	3,374	1,341	1,583	---	6	1.54	0.61	0.72	19.2%	32.1%
2002	4,246	1,641	1,342	---	6	1.94	0.75	0.61	---	---
2003	2,766	1,505	879	---	6	1.26	0.69	0.40	34.9%	8.3%
2004	2,100	1,320	1,225	---	6	0.96	0.60	0.56	24.1%	12.3%
2005	2,004	1,205	1,462	---	6	0.92	0.55	0.67	4.6%	8.7%
2006	1,192	1,102	591	---	6	0.54	0.50	0.27	40.5%	8.5%
2007	2,001	693	226	---	6	0.91	0.32	0.10	---	37.1%
2008	2,366	786	4	---	6	1.08	0.36	0.00	---	---
2009	4,703	1,763	---	---	8	1.61	0.60	0.00	---	---

	454,850	241,326	190,771	---	---	---	---	---	---	---

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Price Data Hub Page

drillinginfo

Lease Information

Lease Name:	MERTEN, H. H.
LeaseID or GasID:	332, District 10 Texas
Operator:	GRYPHON PRODUCTION COMPANY, LLC (292351292351) Additional Comptroller Info
Address:	106 E FRANCIS AVE PAMPA, TX 79065-6546
Phone:	806-665-6692
Fax:	
Oil Gatherer:	(PLAML) PLAINS MARKETING, L.P.
Address:	P O BOX 4648 HOUSTON, TX 77210-4648
Phone:	713-646-4143
Gas Gatherer:	(DCPMI) DCP MIDSTREAM, LP
Address:	370 17TH ST STE 2500 DENVER, CO 80202
Phone:	303-595-3331
Prior Operator:	CALDWELL PRODUCTION CO. INC. (123682)
Cumulative Production:	241,326 BBL, 454,850 MCF
Most Recent Production:	12/2009: 4.2 BBL/Day, 8.9 MCF/Day

Product Price Data

Oil Sales							
Prod Date	Taxpayer Name	Other Party	Gross BBL	Gross $	Gross $/BBL	Trucking Cost	Gravity
11/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	158	11,789	74.614	0	38.50
10/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	166	12,079	72.765	0	39.90
09/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	158	10,267	64.979	0	38.50
08/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	168	11,291	67.21	0	39.20
07/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	172	10,413	60.542	0	39.90
06/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	175	11,534	65.908	0	39.30
05/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	135	7,097	52.574	0	39.90
04/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	330	14,421	43.699	0	42.00
02/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	162	5,286	32.629	0	38.70
01/2009	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	180	7,074	39.302	0	41.50
12/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	175	6,758	38.618	0	39.90
11/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	170	9,376	55.155	0	45.20
09/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	151	15,322	101.47	0	38.40
04/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	169	18,545	109.732	0	40.40
02/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	157	14,471	92.17	0	41.10
11/2007	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	0	0	N/A	0	40.70
09/2007	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	94	7,242	77.041	0	35.30
08/2007	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	177	12,411	70.116	0	36.50
	VALERO MARKETING AND	GRYPHON PRODUCTION					

Gas Sales							
Prod Date	Taxpayer Name	Other Party	Gross MCF	Gross $	Gross $/MCF	Mkt Cost	Commodity
10/2009	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	284	1,599	5.63	0	raw gas
09/2009	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	235	1,138	4.841	0	raw gas
08/2009	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	446	1,968	4.412	0	raw gas
07/2009	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	572	2,101	3.673	0	raw gas
06/2009	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	561	2,357	4.202	0	raw gas
05/2009	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	343	1,199	3.496	0	raw gas
04/2009	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	263	795	3.022	0	raw gas
03/2009	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	312	949	3.041	0	raw gas
02/2009	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	377	1,212	3.214	0	raw gas
01/2009	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	633	2,305	3.642	0	raw gas
12/2008	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	684	2,098	3.067	0	raw gas
11/2008	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	241	786	3.262	0	raw gas
07/2008	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	205	1,952	9.523	0	raw gas
06/2008							

Single Lease Production Chart

Production Hub Pages

drillinginfo

Field	Operator	Location
PANHANDLE GRAY COUNTY FIELD	GRYPHON PRODUCTION COMPANY, LLC	District: 10; Gray County, Texas
Lease Name	**Oil Lease Number**	**Cumulative (since 1970)**
WORLEY-COMBS	315	166,788 BO; 215 MMCF

Wells

42-179-05314(4W)	42-179-31993(1WS)	42-179-81637(1)	42-179-81638(2W)
42-179-81639(3)	42-179-81641(5)	42-179-81642(6W)	42-179-81643(7)
42-179-81644(8)	42-179-81645(9)	42-179-81646(10W)	42-179-81647(11)
42-179-81648(12)	42-179-81649(13)	42-179-81650(14)	42-179-81651(15)
42-179-81652(16W)			

See Production Chart - BETA Version

Oil and Casinghead Gas Production

Monthly Production Volume (Logarithmic) vs. Time

Lease Number: 315 - District: 10; Gray County, Texas



Monthly Production Volume (BO or MCF)
10000
1000
100
10
1
1969
1970
1971
1972
1973
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Production Month
GAS
OIL
WATER

DrillingInfo One-Page Production Summary

drillinginfo

Tag This Element

API#	42-179-31993
Well#	1WS
Lease	WORLEY-COMBS
Field	PANHANDLE GRAY COUNTY FIELD
Lease Operator	GRYPHON PRODUCTION COMPANY, LLC Well Op History
County	Gray
State	Texas
Location	1168.0 S / 1389.0 W, I&GN RR CO A-371 Block:3 Section:58
Elevation	---
Date Spud	--
Date TD	--
Logs Run	

Prod.	First Production	Most Recent Production	Cumulative (MCF & BBL)	Gravity (SG & API)	Gatherer
Oil	1/1/40	10/1/09	166,788	0.00	PLAML
Gas	1/1/40	10/1/09	215,059	---	

Most Recently Reported Monthly Production (12 Months)

Mo/Yr	Gas (MCF)				Oil (BBL)				Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)
	Produced	Sold	Used	Other	Produced	Sold	Other	Closing						
1/2009	0	---	---	---	1	---	---	107	---	---	4	0.00	0.01	0.00
2/2009	0	---	---	---	0	---	---	107	---	---	4	0.00	0.00	0.00
3/2009	0	---	---	---	41	---	---	148	---	---	4	0.00	0.33	0.00
4/2009	0	---	---	---	2	---	---	150	---	---	4	0.00	0.02	0.00
5/2009	0	---	---	---	1	---	---	151	---	---	4	0.00	0.01	0.00
6/2009	0	---	---	---	41	---	---	192	---	---	4	0.00	0.34	0.00
7/2009	0	---	---	---	21	---	---	213	---	---	4	0.00	0.17	0.00
8/2009	0	---	---	---	7	74	0	146	---	---	4	0.00	0.06	0.00
9/2009	0	---	---	---	75	---	---	221	---	---	4	0.00	0.63	0.00
10/2009	0	---	---	---	22	---	---	243	---	---	4	0.00	0.18	0.00
11/2009	0	---	---	---	0	---	---	243	---	---	4	0.00	0.00	0.00
12/2009	0	---	---	---	0	---	---	243	---	---	4	0.00	0.00	0.00
Totals	0	---	---	---	211	74	0	---	---	---	---	---	---	---

Annual Production

Year	Gas (MCF)	Oil (BBL)	Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)	Annual Dec. Gas	Annual Dec. Oil
1970	27,248	7,564	---	---	15	74.69	20.73	0.00	---	---
1971	22,922	6,661	---	---	15	4.19	1.22	0.00	15.9%	11.9%

DrillingInfo One Page Production Summary

1972	22,052	7,716	---	---	15	4.03	1.41	0.00	3.8%	---
1973	23,653	7,198	---	---	15	4.32	1.32	0.00	---	6.7%
1974	17,212	5,795	---	---	15	3.15	1.06	0.00	27.2%	19.5%
1975	13,614	4,610	---	---	15	2.49	0.84	0.00	20.9%	20.4%
1976	14,230	4,308	---	---	15	2.60	0.79	0.00	---	6.6%
1977	10,185	5,149	2,702	---	15	1.86	0.94	0.49	28.4%	---
1978	11,377	6,256	8,435	---	13	2.40	1.32	1.78	---	---
1979	7,041	5,270	6,841	---	15	1.29	0.96	1.25	38.1%	15.8%
1980	3,307	4,487	4,840	---	15	0.60	0.82	0.88	53.0%	14.9%
1981	9,257	5,300	6,611	---	15	1.69	0.97	1.21	---	---
1982	7,371	4,651	5,535	---	15	1.35	0.85	1.01	20.4%	12.2%
1983	5,908	4,762	5,176	---	15	1.08	0.87	0.95	19.8%	---
1984	3,739	3,841	2,666	---	14	0.73	0.75	0.52	36.7%	19.3%
1985	3,395	4,153	4,009	---	15	0.62	0.76	0.73	9.2%	---
1986	4,106	4,101	3,226	---	12	0.94	0.94	0.74	---	1.3%
1987	3,773	1,942	1,790	---	5	2.07	1.06	0.98	8.1%	52.6%
1988	1,603	7,049	34,063	---	5	0.88	3.86	18.67	57.5%	---
1989	2,103	4,221	21,710	---	5	1.15	2.31	11.90	---	40.1%
1990	18	4,828	10,802	---	12	0.00	1.10	2.47	99.1%	---
1991	12	32,429	71,194	---	6	0.01	14.82	32.53	33.3%	---
1992	12	11,755	24,586	---	5	0.01	6.44	13.48	---	63.8%
1993	12	5,950	11,803	---	5	0.01	3.26	6.47	---	49.4%
1994	8	3,457	6,493	---	5	0.00	1.90	3.56	33.3%	41.9%
1995	0	1,407	2,482	---	5	0.00	0.77	1.36	100.0%	59.3%
1996	0	835	1,373	---	5	0.00	0.46	0.75	---	40.7%
1997	0	357	545	---	5	0.00	0.20	0.30	---	57.2%
1998	0	34	25	---	5	0.00	0.02	0.01	---	90.5%
1999	0	111	126	---	5	0.00	0.06	0.07	---	---
2000	0	47	47	---	1	0.00	0.13	0.13	---	57.7%
2001	0	0	---	---	5	0.00	0.00	0.00	---	100.0%
2002	901	150	140	---	5	0.49	0.08	0.08	---	---
2003	0	69	54	---	5	0.00	0.04	0.03	100.0%	54.0%
2004	0	8	12	---	5	0.00	0.00	0.01	---	88.4%
2005	0	0	---	---	---	0.00	0.00	0.00	---	100.0%
2006	0	0	---	---	---	0.00	0.00	0.00	---	---
2007	0	0	---	---	---	0.00	0.00	0.00	---	---
2008	0	106	---	---	4	0.00	0.17	0.00	---	---
2009	0	211	---	---	4	0.00	0.14	0.00	---	---

	215,059	166,788	237,286	---	---	---	---	---	---	---

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Lease Information

Lease Name:	WORLEY-COMBS	LeaseID or GasID:	315, District 10 Texas
Operator:	GRYPHON PRODUCTION COMPANY, LLC (292351292351) Additional Comptroller Info		
Address:	106 E FRANCIS AVE PAMPA, TX 79065-6546		
Phone:	806-665-6692	Fax:	
Oil Gatherer:	(PLAML) PLAINS MARKETING, L.P.		
Address:	P O BOX 4648 HOUSTON, TX 77210-4648		
Phone:	713-646-4143		
Prior Operator:	CALDWELL PRODUCTION CO. INC. (123682)		
Cumulative Production:	166,788 BBL, 215,059 MCF	Most Recent Production:	10/2009: 0.7 BBL/Day, 0 MCF/Day

Product Price Data

Oil Sales							
Prod Date	Taxpayer Name	Other Party	Gross BBL	Gross $	Gross $/BBL	Trucking Cost	Gravity
08/2009	PLAINS MARKETING, L.P. (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	74	4,983	67.34	0	40.30
06/2000	VALERO RETAIL HOLDINGS, INC. (Purchaser),M	CALDWELL PRODUCTION CO INC	197	5,778	29.332	0	41.50

The prices that we report as well head prices are calculated values. They are calculated by taking the total oil and gas lease revenue reported to the Texas State Comptroller's office and dividing that number by the total amount of reported barrels of oil sold or total MCF of gas sold. In many cases the amount of oil or gas sold will be less than the total lease production. In other cases, certain amounts of sold oil or sold gas will be exempted by state law from sales reporting to the Comptroller's office. As a result, often the produced volumes as reported by DI will not reconcile with the volumes reported in the Product Price Data display.

DEFINITION OF TERMS AND ABBREVIATIONS

AFIT – After Federal Income Tax

BFIT – Before Federal Income Tax

Casinghead Gas – Gas that is contained within the oil in solution and liberated at the surface under atmospheric conditions by natural means (see Solution Gas)

Condensate – Liquid hydrocarbons expressed in stock tank barrels recovered from a gas rich in heavy hydrocarbon components

Gas-in-Place – The volume of gas in the formation

GOR – The ratio of produced gas to produced oil expressed as cubic feet of gas per barrel of oil

Gross – The total or 100% of the production or generated revenues of a property

MCF – Thousand cubic feet of gas

MMCF – Million cubic feet of gas

Net – Fraction of the production or generated revenues evaluated

Net BFIT Discounted Cash Flow – Discounted future cash flows back to time zero (see Present Worth)

Oil-in-Place – The volume of oil in the formation

Present Worth – Discounted future cash flows back to time zero

Pressure Decline Curve – Plot of shutin bottomhole pressure divided by the gas compressibility factor versus cumulative production

Solution Gas – Gas that is contained within the oil in solution and liberated at the surface under atmospheric conditions by natural means

Remaining Recoverable Reserve – The amount of hydrocarbons that are expected to be recovered from the producing formation(s) as of a specified date

STB – Stock Tank Barrels – Volume of 1 barrel of oil at surface pressure and temperature

Yield – The ratio of produced condensate expressed as STB of oil per MMCF of produced gas

WELLS AND DRILLING DEFINITIONS

WELL

A well is hole drilled in the earth for the purpose of (1) finding or producing crude oil or natural gas or (2) providing services related to the production of crude oil or natural gas.

Wells are classified as (1) oil wells; (2) gas wells; (3) dry holes; (4) stratigraphic tests or (5) service wells.

Oil wells, gas wells and dry holes are classified as exploratory wells or development wells. Exploratory wells are subclassified as (1) new-field wildcats; (2) new-pool wildcats; (3) deeper-pool tests; (4) shallower-pool tests and (5) outpost (extension) tests. Well classifications reflect the status of wells after drilling has been completed.

Total reported wells in the various categories include old wells drilled deeper, but do not include old wells worked over or water wells drilled to support exploratory or development drilling operations.

COMPLETION

The term "completion" refers to the installation of permanent equipment for the production of oil or gas. If a well is equipped to produce only oil or gas from one zone or reservoir, the definition of a "well" (classified as an oil well or gas well) and the definition of a "completion" are identical. However, if a well is equipped to produce oil and/or gas separately from more than one reservoir, a "well" is not synonymous with a "completion."

COMPLETION DATE

The date of completion of an oil well or a gas well is the date on which the installation of permanent equipment has been completed (for the production of oil or gas) as reported to the appropriate regulatory agency.

The date of completion of a dry hole is the date of abandonment as reported to the appropriate agency.

The date of completion of a service well is the date on which the well is equipped to perform the service for which it was intended.

OIL WELL

An oil well is a well completed for the production of crude oil from at least one oil zone or reservoir.

GAS WELL

A gas well is a well completed for the production of natural gas from one or more gas zones or reservoirs. Such wells contain no completions for the production of crude oil.

MULTIPLE COMPLETION WELL

A multiple completion well is a well equipped to produce oil and/or gas separately from more than one reservoir. Such wells contain multiple strings of tubing or other equipment which permit production from the various completions to be measured and accounted for separately.

For statistical purposes, a multiple completion well is reported as one well and classified as either an oil well or a gas well. If one of the several completions in a given well is an oil completion, the well is classified as an oil well. If all of the completions of a given well are gas completions, the well is classified as a gas well.

DRY HOLE

A dry hole is an exploratory or development well found to be incapable of producing either oil or gas in sufficient quantities to justify completion as an oil or gas well.

STRATIGRAPHIC TEST

A stratigraphic test is a drilling effort, geologically directed, to obtain information pertaining to a specific geological condition that might lead toward the discovery of an accumulation of hydrocarbons. Such wells are customarily drilled without the intention of being completed for hydrocarbon production. This classification also includes tests identified as core tests and all types of expendable holes related to hydrocarbon exploration.

SERVICE WELL

A service well is a well drilled or completed for the purpose of supporting production in an existing field. Wells of this class are drilled for the following specific purposes:

1. Gas injection (natural gas, propane, butane or flue-gas)
2. Water injection
3. Steam injection
4. Air injection
5. Salt water disposal
6. Water supply for injection
7. Observation
8. Injection for in-situ combustion.

WATER WELL

A water well is a well drilled to (1) obtain a water supply to support drilling or plant operations or (2) obtain a water supply to be used in connection with an improved recovery program.

Water wells of the first type are not reported. Water wells drilled in connection with an improved recovery program are reported as service wells.

OLD WELL DRILLED DEEPER

An old well drilled deeper is a previously drilled hole which is reentered and deepened by additional drilling. Such wells are reported as (1) oil or gas wells if completed for the production of oil or gas or (2) dry holes if sufficient quantities of oil or gas are not found to justify completion at the greater depth.

OLD WELL WORKED OVER

An old well worked over is a previously drilled hole which is reentered for the purpose of improving or establishing production of oil or gas, but no additional footage is drilled. Such wells are not included in drilling statistics reported by the API.

DEVELOPMENT WELL

In general, a development well is a well drilled within the proved area of an oil or gas reservoir to the depth of a stratigraphic horizon known to be productive. If the well is completed for production, it is classified as an oil or gas development well. If the well is not completed for production, it is classified as a dry development hole.[1]

EXPLORATORY WELL

An exploratory well is a well drilled (1) to find and produce oil or gas in an unproved area; (2) to find a new reservoir in a field previously found to be productive of oil or gas in another reservoir or (3) to extend the limits of a known oil or gas reservoir. Exploratory wells include the following:

1. New-field wildcats
2. New-pool wildcats
3. Deeper-pool tests
4. Shallower-pool tests
5. Outpost (extension) tests

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[1] Wells drilled within the proved area of an oil or gas reservoir but drilled to depths of less than or more than the depths of stratigraphic horizons known to be productive are classified as dry exploratory holes if they are not completed for the production of oil or gas.

Wells drilled within the proved area of an oil or gas reservoir but drilled to depths less than or more than the depths of stratigraphic horizons known to be productive are classified as successful exploratory wells if they are completed for the production of oil or gas in a new reservoir.

NEW-FIELD WILDCAT

A new-field wildcat is a well located on a structural feature or other type of trap which has not previously produced oil or gas. In regions where local geological conditions have little or no control over accumulations, these wells are generally at least two miles from the nearest productive area. Distance, however, is not the determining factor. Of greater importance is the degree of risk assumed by the operator and his intention to test a structure or stratigraphic condition not previously proved productive.

NEW-POOL WILDCAT

A new-pool wildcat is a well located to explore for a new pool on a structural feature or other type of trap already producing oil or gas but outside the known limits of the presently producing area. In some regions where local geological conditions exert an almost negligible control, exploratory holes of this type may be called "near wildcats." Such wells will usually be less than two miles from the nearest productive area.

DEEPER-POOL TEST

A deeper-pool test is an exploratory hole located within the productive area of a pool, or pools, already partly or wholly developed. It is drilled below the deepest productive pool in order to explore for deeper unknown prospects.

SHALLOWER-POOL TEST

A shallower-pool test is an exploratory well drilled in search of a new productive reservoir, unknown but possibly suspected from data secured from other wells, and shallower than know productive pools. The test is located within the productive area of a pool or pools previously developed.

OUTPOST (EXTENSION) TEST

An outpost is a well located and drilled with the expectation of extending for a considerable distance the productive area of a partly developed pool. It is usually two or more locations distant from the nearest productive site.

DIRECTIONAL (DEVIATED) WELL

A directional (deviated) well is a well purposely deviated from the vertical using controlled angles to reach an objective location other than one directly below the surface location. A directional well may be the original hole or a directional "sidetrack" hole which deviates from the original bore at some point below the surface.[2]

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[2] The new footage associated with directional "sidetrack" holes should not be confused with footage resulting from remedial SIDETRACK DRILLING.

If there is a common bore from which two or more wells are drilled, the first complete bore from the surface to the original objective is classified and reported as a well drilled. Each of the deviations from the common bore is reported as a separate well.

SIDETRACK DRILLING

Sidetrack drilling is a remedial operation which results in the creation of a new section of well bore for the purpose of (1) detouring around junk, (2) redrilling lost hole or (3) straightening key seats and crooked holes.

BYPASSED FOOTAGE

Bypassed footage is the footage in that section of hole which is abandoned as the result of remedial sidetrack drilling operations.

REDRILL FOOTAGE

Occasionally a hole is lost or junked and a second hole may be drilled from the surface in close proximity to the first. Footage drilled for the second hole is defined as "redrill footage." Under these circumstances, the first hole is reported as a dry hole (exploratory or developmental) and the total footage is reported as dry hole footage. The second hole is reported as an oil well, gas well or dry hole according to the result. The redrill footage is included in the appropriate classification of total footage but is not reported as a separate classification by the API.

DEEPEST TOTAL DEPTH

The deepest total depth of a given well is the distance from a surface reference point (usually the Kelly bushing) to the point of deepest penetration measured along the well bore. If a well is drilled from a platform or barge over water and the reference point is above water, the depth of the water is included in the total length of the well bore.

DEPTH OF DEEPEST PRODUCTION

The depth of deepest production is the length of the well bore measured (in feet) from the surface reference point to the bottom of the open hole or the deepest perforation in the casing of a producing well.

PLUGGED-BACK FOOTAGE

Under certain conditions, drilling operations may be continued to a greater depth than that at which a potentially productive formation is found. If production is not established at the greater depth, the well may be completed in the shallower formation. Except in special situations, the length of the well bore from the deepest depth at which the well is completed to the maximum depth drilled is defined as "plugged-back footage."

Plugged-back footage is included in total footage drilled but it is not reported separately by the API.

FOOTAGE DRILLED

Total footage for wells in various categories, as reported for any specified period, includes (1) the deepest total depth (length of well bores) of all wells drilled from the surface, (2) the total of all bypassed footage drilled in connection with reported wells and (3) all new footage drilled for directional "sidetrack" wells.[2] In the case of old wells drilled deeper, the reported footage is that which was drilled below the total depth of the old well.

[2] The new footage associated with directional "sidetrack" holes should not be confused with footage resulting from remedial SIDETRACK DRILLING.

DEFINITION OF ECONOMIC PARAMETERS

PAYOUT

Payout is probably the simplest parameter to calculate after accumulating an estimated cash flow schedule. Payout can be defined as the length of time required for the total cash investment to be recovered by the net cash inflow generated by a project. The major shortcoming of payout is that it recognizes the period of time required to recoup the initial investment, but does not indicate the ultimate productivity of the cash inflow. It should be noted that the payout is based on undiscounted income.

NET CASH FLOW

Net cash flow is the actual profit gained by an investment. This is an absolute measure of the total profit gained. Net cash flow, however, does not consider the time element.

PROFIT/INVESTMENT RATIO (P/I UNDISC.)

This ratio is the total undiscounted net profit (net cash flow) generated by an investment divided by the original cost of the investment. This parameter provides a good means of comparing the worth of different projects for ranking purposes and for recognizing cash inflows beyond the time of payout.

The profit/investment ratio should not be confused with a "return on investment" or "number of times investment ratio (NTIR)," which does not account for recovery of the investment cost. For example, an NTIR of 1.0 would equal a profit/investment ratio of 0, or break-even. The NTIR is always 1.0 more than the P/I ratio.

DISCOUNTED PROFIT/INVESTMENT RATIO (P/I DISC.)

This ratio is defined as the present value profit at some discount rate divided by the cost of the investment. This parameter combines the advantages of the profit/investment ratio while recognizing the time value of money. A relatively "true" measure of profit is obtained if the discount rate represents either the current cost of capital or the current earning power of investment capital.

RATE OF RETURN

The rate of return, or discounted cash flow rate of return (sometimes called the investor's interest rate), is defined as the discount rate at which the present value of the cash inflow exactly equals the cost of the investment. Stated another way, the rate of return is the discount rate at which the discounted net cash flow is equal to zero. For example, if a project has a calculated rate of return of 30%, the future net cash flow discounted at 30% would equal zero.

Since the rate of return is based on the inherent assumption that reinvestment of funds at the rate of return is possible, it does not reveal a true picture of project return. However, it will give an indication of how a project will fare in comparison with some minimum acceptable rate of return. This parameter is essentially a measure of how rapidly profits are achieved and is very strongly influenced by high early year cash flows.

PETROLEUM RESERVES DEFINITIONS

Preamble

Petroleum[1] is the world's major source of energy and is a key factor in the continued development of world economies. It is essential for future planning that governments and industry have a clear assessment of the quantities of petroleum available for production and quantities which are anticipated to become available within a practical time frame through additional field development, technological advances, or exploration. To achieve such an assessment, it is imperative that the industry adopt a consistent nomenclature for assessing the current and future quantities of petroleum expected to be recovered from naturally occurring underground accumulations. Such quantities are defined as reserves, and their assessment is of considerable importance to governments, international agencies, economists, bankers, and the international energy industry.

The terminology used in classifying petroleum substances and the various categories of reserves have been the subject of much study and discussion for many years. Attempts to standardize reserves terminology began in the mid 1930's when the American Petroleum Institute considered classification for petroleum and definitions of various reserves categories. Since then, the evolution of technology has yielded more precise engineering methods to determine reserves and has intensified the need for an improved nomenclature to achieve consistency among professionals working with reserves terminology. Working entirely separately, the Society of Petroleum Engineers (SPE) and the World Petroleum Congresses (WPC) produced strikingly similar sets of petroleum reserve definitions for known accumulations which were introduced in early 1987. These have become the preferred standards for reserves classification across the industry. Soon after, it became apparent to both organizations that these could be combined into a single set of definitions which could be used by the industry worldwide. Contacts between representatives of the two organizations started in 1987, shortly after the publication of the initial sets of definitions. During the World Petroleum Congress in June 1994, it was recognized that while any revisions to the current definitions would require the approval of the respective Boards of Directors, the effort to establish a worldwide nomenclature should be increased. A common nomenclature would present an enhanced opportunity for acceptance and would signify a common and unique stance on an essential technical and professional issue facing the international petroleum industry.

As a first step in the process, the organizations issued a joint statement which presented a broad set of principles on which reserves estimations and definitions should be based. A task force was established by the Boards of SPE and WPC to develop a common set of definitions based on this statement of principles. The following joint statement of principles was published in the January 1996 issue of the SPE Journal of Petroleum Technology and in the June 1996 issue of the WPC Newsletter:

There is a growing awareness worldwide of the need for a consistent set of reserves definitions for use by governments and industry in the classification of petroleum reserves. Since their introduction in 1987, the Society of Petroleum Engineers and the World Petroleum Congresses reserves definitions have been standards for reserves classification and evaluation worldwide.

SPE and WPC have begun efforts toward achieving consistency in the classification of reserves. As a first step in this process, SPE and WPC issue the following joint statement of principles.

> *SPE and WPC recognize that both organizations have developed a widely accepted and simple nomenclature of petroleum reserves.*
>
> *SPE and WPC emphasize that the definitions are intended as standard, general guidelines for petroleum reserves classification which should allow for the proper comparison of quantities on a worldwide basis.*
>
> *SPE and WPC emphasize that, although the definition of petroleum reserves should not in any manner be construed to be compulsory or obligatory, countries and organizations should be encouraged to use the core definitions as defined in these principles and also to expand on these definitions according to special local conditions and circumstances.*
>
> *SPE and WPC recognize that suitable mathematical techniques can be used as required and that it is left to the country to fix the exact criteria for reasonable certainty of existence of petroleum reserves. No methods of calculation are excluded, however, if probabilistic methods are used, the chosen percentages should be unequivocally stated.*
>
> *SPE and WPC agree that the petroleum nomenclature as proposed applies only to known discovered hydrocarbon accumulations and their associated potential deposits.*
>
> *SPE and WPC stress that petroleum proved reserves should be based on current economic conditions, including all factors affecting the viability of the projects. SPE and WPC recognize that the term is general and not restricted to costs and price only. Probable and possible reserves could be based on anticipated developments and/or the extrapolation of current economic conditions.*
>
> *SPE and WPC accept that petroleum reserves definitions are not static and will evolve.*

A conscious effort was made to keep the recommended terminology as close to current common usage as possible in order to minimize the impact of previously reported quantities and changes required to bring about wide acceptance. The proposed terminology is not intended as a precise system of definitions and evaluation procedures to satisfy all situations. Due to the many forms of occurrence of petroleum, the wide range of characteristics, the uncertainty associated with the geological environment, and the constant evolution of evaluation technologies, a precise classification system is not practical. Furthermore, the complexity required for a precise system would detract from its understanding by those involved in petroleum matters. As a result, the recommended definitions do not represent a major change from the current SPE and WPC definitions which have become the standards across the industry. It is hoped that the recommended terminology will integrate the two sets of definitions and achieve better consistency in reserves data across the international industry.

Reserves derived under these definitions rely on the integrity, skill, and judgment of the evaluator and are affected by the geological complexity, stage of development, degree of depletion of the reservoirs, and amount of available data. Use of these definitions should sharpen the distinction between the various classifications and provide more consistent reserves reporting.

Definitions

Reserves are those quantities of petroleum which are anticipated to be commercially recovered from known accumulations from a given date forward. All reserve estimates involve some degree of uncertainty. The uncertainty depends chiefly on the amount of reliable geologic and engineering data available at the time of the estimate and the interpretation of these data. The relative degree of uncertainty may be conveyed by placing reserves into one of two principal classifications, either proved or unproved. Unproved reserves are less certain to be recovered than proved reserves and may be further sub-classified as probable and possible reserves to denote progressively increasing uncertainty in their recoverability.

The intent of SPE and WPC in approving additional classifications beyond proved reserves is to facilitate consistency among professionals using such terms. In presenting these definitions, neither organization is recommending public disclosure of reserves classified as unproved. Public disclosure of the quantities classified as unproved reserves is left to the discretion of the countries or companies involved.

Estimation of reserves is done under conditions of uncertainty. The method of estimation is called deterministic if a single best estimate of reserves is made based on known geological, engineering, and economic data. The method of estimation is called probabilistic when the known geological, engineering, and economic data are used to generate a range of estimates and their associated probabilities. Identifying reserves as proved, probable, and possible has been the most frequent classification method and gives an indication of the probability of recovery. Because of potential differences in uncertainty, caution should be exercised when aggregating reserves of different classifications.

Reserves estimates will generally be revised as additional geologic or engineering data becomes available or as economic conditions change. Reserves do not include quantities of petroleum being held in inventory, and may be reduced for usage or processing losses if required for financial reporting.

Reserves may be attributed to either natural energy or improved recovery methods. Improved recovery methods include all methods for supplementing natural energy or altering natural forces in the reservoir to increase ultimate recovery. Examples of such methods are pressure maintenance, cycling, waterflooding, thermal methods, chemical flooding, and the use of miscible and immiscible displacement fluids. Other improved recovery methods may be developed in the future as petroleum technology continues to evolve.

Proved Reserves

Proved reserves are those quantities of petroleum which, by analysis of geological and engineering data, can be estimated with reasonable certainty to be commercially recoverable,

from a given date forward, from known reservoirs and under current economic conditions, operating methods, and government regulations. Proved reserves can be categorized as developed or undeveloped.

If deterministic methods are used, the term reasonable certainty is intended to express a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate.

Establishment of current economic conditions should include relevant historical petroleum prices and associated costs and may involve an averaging period that is consistent with the purpose of the reserve estimate, appropriate contract obligations, corporate procedures, and government regulations involved in reporting these reserves.

In general, reserves are considered proved if the commercial producibility of the reservoir is supported by actual production or formation tests. In this context, the term proved refers to the actual quantities of petroleum reserves and not just the productivity of the well or reservoir. In certain cases, proved reserves may be assigned on the basis of well logs and/or core analysis that indicate the subject reservoir is hydrocarbon bearing and is analogous to reservoirs in the same area that are producing or have demonstrated the ability to produce on formation tests.

The area of the reservoir considered as proved includes (1) the area delineated by drilling and defined by fluid contacts, if any, and (2) the undrilled portions of the reservoir that can reasonably be judged as commercially productive on the basis of available geological and engineering data. In the absence of data on fluid contacts, the lowest known occurrence of hydrocarbons controls the proved limit unless otherwise indicated by definitive geological, engineering or performance data.

Reserves may be classified as proved if facilities to process and transport those reserves to market are operational at the time of the estimate or there is a reasonable expectation that such facilities will be installed. Reserves in undeveloped locations may be classified as proved undeveloped provided (1) the locations are direct offsets to wells that have indicated commercial production in the objective formation, (2) it is reasonably certain such locations are within the known proved productive limits of the objective formation, (3) the locations conform to existing well spacing regulations where applicable, and (4) it is reasonably certain the locations will be developed. Reserves from other locations are categorized as proved undeveloped only where interpretations of geological and engineering data from wells indicate with reasonable certainty that the objective formation is laterally continuous and contains commercially recoverable petroleum at locations beyond direct offsets.

Reserves which are to be produced through the application of established improved recovery methods are included in the proved classification when (1) successful testing by a pilot project or favorable response of an installed program in the same or an analogous reservoir with similar rock and fluid properties provides support for the analysis on which the project was based, and, (2) it is reasonably certain that the project will proceed. Reserves to be recovered by improved recovery methods that have yet to be established through commercially successful applications are included in the proved classification only (1) after a favorable production response from the subject reservoir from either (a) a representative pilot or (b) an installed program where the

response provides support for the analysis on which the project is based and (2) it is reasonably certain the project will proceed.

Unproved Reserves

Unproved reserves are based on geologic and/or engineering data similar to that used in estimates of proved reserves; but technical, contractual, economic, or regulatory uncertainties preclude such reserves being classified as proved. Unproved reserves may be further classified as probable reserves and possible reserves.

Unproved reserves may be estimated assuming future economic conditions different from those prevailing at the time of the estimate. The effect of possible future improvements in economic conditions and technological developments can be expressed by allocating appropriate quantities of reserves to the probable and possible classifications.

Probable Reserves

Probable reserves are those unproved reserves which analysis of geological and engineering data suggests are more likely than not to be recoverable. In this context, when probabilistic methods are used, there should be at least a 50% probability that the quantities actually recovered will equal or exceed the sum of estimated proved plus probable reserves.

In general, probable reserves may include (1) reserves anticipated to be proved by normal step-out drilling where sub-surface control is inadequate to classify these reserves as proved, (2) reserves in formations that appear to be productive based on well log characteristics but lack core data or definitive tests and which are not analogous to producing or proved reservoirs in the area, (3) incremental reserves attributable to infill drilling that could have been classified as proved if closer statutory spacing had been approved at the time of the estimate, (4) reserves attributable to improved recovery methods that have been established by repeated commercially successful applications when (a) a project or pilot is planned but not in operation and (b) rock, fluid, and reservoir characteristics appear favorable for commercial application, (5) reserves in an area of the formation that appears to be separated from the proved area by faulting and the geologic interpretation indicates the subject area is structurally higher than the proved area, (6) reserves attributable to a future workover, treatment, re-treatment, change of equipment, or other mechanical procedures, where such procedure has not been proved successful in wells which exhibit similar behavior in analogous reservoirs, and (7) incremental reserves in proved reservoirs where an alternative interpretation of performance or volumetric data indicates more reserves than can be classified as proved.

Possible Reserves

Possible reserves are those unproved reserves which analysis of geological and engineering data suggests are less likely to be recoverable than probable reserves. In this context, when probabilistic methods are used, there should be at least a 10% probability that the quantities actually recovered will equal or exceed the sum of estimated proved plus probable plus possible reserves.

In general, possible reserves may include (1) reserves which, based on geological interpretations, could possibly exist beyond areas classified as probable, (2) reserves in formations that appear to be petroleum bearing based on log and core analysis but may not be productive at commercial rates, (3) incremental reserves attributed to infill drilling that are subject to technical uncertainty, (4) reserves attributed to improved recovery methods when (a) a project or pilot is planned but not in operation and (b) rock, fluid, and reservoir characteristics are such that a reasonable doubt exists that the project will be commercial, and (5) reserves in an area of the formation that appears to be separated from the proved area by faulting and geological interpretation indicates the subject area is structurally lower than the proved area.

Reserve Status Categories

Reserve status categories define the development and producing status of wells and reservoirs.

Developed: Developed reserves are expected to be recovered from existing wells including reserves behind pipe. Improved recovery reserves are considered developed only after the necessary equipment has been installed, or when the costs to do so are relatively minor. Developed reserves may be sub-categorized as producing or non-producing.

> ***Producing:*** Reserves subcategorized as producing are expected to be recovered from completion intervals which are open and producing at the time of the estimate. Improved recovery reserves are considered producing only after the improved recovery project is in operation.
>
> ***Non-producing:*** Reserves subcategorized as non-producing include shut-in and behind-pipe reserves. Shut-in reserves are expected to be recovered from (1) completion intervals which are open at the time of the estimate but which have not started producing, (2) wells which were shut-in for market conditions or pipeline connections, or (3) wells not capable of production for mechanical reasons. Behind-pipe reserves are expected to be recovered from zones in existing wells, which will require additional completion work or future recompletion prior to the start of production.

Undeveloped Reserves: Undeveloped reserves are expected to be recovered: (1) from new wells on undrilled acreage, (2) from deepening existing wells to a different reservoir, or (3) where a relatively large expenditure is required to (a) recomplete an existing well or (b) install production or transportation facilities for primary or improved recovery projects.

Approved by the Board of Directors, Society of Petroleum Engineers (SPE) Inc., and the Executive Board, World Petroleum Congresses (WPC), March 1997.

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[1] **Petroleum:** For the purpose of these definitions, the term petroleum refers to naturally occurring liquids and gases which are predominately comprised of hydrocarbon compounds. Petroleum may also contain non-hydrocarbon compounds in which sulfur, oxygen, and/or nitrogen atoms are combined with carbon and hydrogen. Common examples of non-hydrocarbons found in petroleum are nitrogen, carbon dioxide, and hydrogen sulfide.